[LOGO] MERRILL LYNCH
                      Structural and Collateral Term Sheet

                                  ROCK 2001-C1
                 SERIES 2001-C1 COMMERCIAL MORTGAGE PASS-THROUGH
                                  CERTIFICATES

                                  $ 785,661,000
                       Offered Certificates (Approximate)

          PERCENTAGE OF MORTGAGE POOL BY CUT-OFF DATE PRINCIPAL BALANCE





                                 [MAP OMITTED]

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

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

                                  ROCK 2001-C1

          SERIES 2001-C1 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE              INITIAL              RATING            AVERAGE           PRINCIPAL        PASS-THROUGH RATE
    CLASS     BALANCE(1)        SUBORDINATION LEVEL   (MOODY'S /FITCH)    LIFE(YRS.)(2)        WINDOW(2)          DESCRIPTION(3)
-----------------------------------------------------------------------------------------------------------------------------------
     A-1         $183,723,000         20.750%              Aaa/AAA             5.70           Jun01-Nov09           Fixed Rate
     A-2         $536,087,000         20.750%              Aaa/AAA             9.60           Nov09-May11           Fixed Rate
      B           $27,249,000         17.750%              Aa2/AA              9.94           May11-May11           Fixed Rate
      C           $38,602,000         13.500%               A2/A               9.94           May11-May11           Fixed Rate
     D(4)          $9,082,000         12.500%               A3/A-              9.94           May11-May11           Fixed Rate
     E(4)         $11,354,000         11.250%             Baa1/BBB+            9.94           May11-May11           Fixed Rate
     F(4)         $15,895,000          9.500%             Baa2/BBB             9.94           May11-May11           Fixed Rate
     G(4)         $13,624,000          8.000%             Baa3/BBB-            9.94           May11-May11           Fixed Rate
     H(4)         $13,624,000          6.500%              Ba1/BB+            10.00           May11-Jun11           Fixed Rate
     J(4)         $22,707,000          4.000%              Ba2/BB             10.03           Jun11-Jun11           Fixed Rate
     K(4)          $6,812,000          3.250%              Ba3/BB-            10.19           Jun11-Jun12           Fixed Rate
     L(4)          $4,542,000          2.750%               B1/B+             11.46           Jun12-Jan13           Fixed Rate
     M(4)          $9,082,000          1.750%               B2/B              13.32           Jan13-Apr16           Fixed Rate
     N(4)          $4,542,000          1.250%               B3/B-             15.32           Apr16-Jun17           Fixed Rate
     O(4)         $11,353,772           ---                 NR/NR             17.57           Jun17-Jan21           Fixed Rate
     X(4,5,6)    $908,278,772           N/A                Aaa/AAA             9.05           Jun01-Jan21             WAC-IO
-----------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.

(2) Based on no prepayments and the "Modeling Assumptions" described in the glossary to the Prospectus Supplement (as defined below).

(3) Each class of Offered Certificates will accrue interest at a fixed rate of interest as described in the Prospectus Supplement. The final pass-through rates will be determined at pricing.

(4) The Class D, E, F, G, H, J, K, L, M, N, O, and X Certificates are not offered herein; those classes will be offered to investors in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, under Rule 144A thereof. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.

(5) The Class X Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X Certificates as described in the prospectus supplement. The interest rate applicable to each component of the Class X Certificates for each distribution date will equal the excess, if any, of the weighted average net mortgage rate of the mortgage loans for such distribution date over the pass-through rate then applicable to the corresponding class of principal balance certificates.

(6) The Underwriters and Issuer retain the right to further split the Class X Certificates into two or more classes of interest only certificates, but are under no obligation to do so.

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH
ISSUE CHARACTERISTICS:

ISSUE TYPE:                      The Series 2001-C1 certificates (the
                                 "Certificates") will consist of multiple classes (each a "Class"). The Class A-1, A-2,
                                 B, and C Certificates (the "Offered
                                 Certificates") will be offered pursuant to the Preliminary Prospectus Supplement, subject to completion, dated May 10, 2001 (the "Prospectus
                                 Supplement") and accompanying Prospectus dated
                                 May 10, 2001 (the "Base Prospectus" and, together with the Prospectus Supplement, the "Prospectus"), and the Class D, E, F, G, H, J,
                                 K, L, M, N, O, and X Certificates are not offered thereby. The Class D, E, F, G, H, J, K,
                                 L, M, N, O, and X Certificates will be offered separately in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Rule 144A thereof.

OFFERED CERTIFICATES:            $785,661,000 monthly pay, multi-class
                                 commercial mortgage REMIC Pass-Through
                                 Certificates, comprising fixed-rate principal and interest Classes. The Class A-1, A-2, B and
                                 C Certificates will accrue interest at fixed pass-through rates. The final pass-through rates will be determined at pricing. The
                                 Offered Certificates have not been previously offered to the public.

COLLATERAL:                      The collateral consists of a $908,278,773 pool
                                 (the "Mortgage Pool") of 119 fixed-rate
                                 commercial and multifamily mortgage loans (the
                                 "Mortgage Loans"). There are no credit tenant lease loans.

LOAN SELLER:                     Prudential Mortgage Capital Funding, LLC

LOAN ORIGINATORS:                Prudential Mortgage Capital Company, LLC and
                                 its affiliates.

CO-LEAD MANAGERS:                Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated and Salomon Smith Barney Inc.

BOOK-RUNNING MANAGER:            Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated

MASTER SERVICER:                 Prudential Asset Resources, Inc.

SPECIAL SERVICER:                Lennar Partners, Inc. for all of the mortgage
                                 loans, except the RREEF Portfolio, which in the event necessary will be specially serviced by Prudential Asset Resources, Inc.

TRUSTEE:                         LaSalle Bank National Association

FISCAL AGENT:                    ABN AMRO Bank N.V.

EXPECTED SETTLE DATE:            On or about May 30, 2001.

DISTRIBUTION DATES:              The 10th of each month. The first Distribution
                                 Date on which investors will be entitled to distributions will be in June 2001.

MINIMUM DENOMINATIONS:           $1,000 for all Offered Certificates.

ERISA CONSIDERATIONS:            Under current law, Class A-1, A-2, B and
                                 Class C Certificates are expected to be ERISA eligible.

SMMEA ELIGIBILITY:               Class A-1 and A-2 Certificates are expected to
                                 be "mortgage related securities" for purposes of SMMEA.

RISK FACTORS:                    THE CERTIFICATES INVOLVE A DEGREE OF RISK AND
                                 MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                 "RISK FACTORS" SECTION OF THE PROSPECTUS
                                 SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                 THE PROSPECTUS.

RATING AGENCIES FOR
OFFERED CERTIFICATES:            Moody's Investors Service ("Moody's") and
                                 Fitch, Inc. ("Fitch").

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

STRUCTURAL CHARACTERISTICS:

The Class A-1, A-2, B and C Certificates are fixed rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

INTEREST                         Each class of Offered Certificates will be
DISTRIBUTIONS:                   entitled on each Distribution Date to interest
                                 accrued at its pass-through rate on the
                                 outstanding principal balance (the "Certificate
                                 Balance") of such Class for the prior calendar month. The Certificates with Certificate
                                 Balances are herein referred to as the
                                 "Principal Balance Certificates").

PRINCIPAL                        Principal will be distributed on each
DISTRIBUTIONS:                   Distribution Date to the Class of Principal
                                 Balance Certificates outstanding, with the earliest alphabetical/numerical Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through
                                 Class O Certificates are reduced to zero, payments of principal to the Class A-1 and A-2
                                 Certificates will be made on a pro rata basis.

PREPAYMENT                       All prepayment premiums that are calculated as
PREMIUM                          a percentage of the amount prepaid (each,
ALLOCATION:                      exclusive of any minimum yield maintenance
                                 charge, a "Prepayment Premium") will be
                                 distributed to Certificateholders on the
                                 Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, a portion of all Prepayment Premiums will be allocated to each Class of Offered Certificates then entitled to principal distributions, which portion will be equal to 25% of the product of (a) the amount of such Prepayment Premiums, multiplied by (b) a fraction, the numerator of which is equal to the amount of principal distributable to such class of Offered Certificates on such Distribution Date and the denominator of which is the Total Principal Distribution Amount (as defined in the Prospectus Supplement) for such Distribution Date. The remaining portion of all Prepayment Premiums will be allocated to the Class X Certificates.

YIELD MAINTENANCE                All yield maintenance charges, including any
CHARGES ALLOCATION:              minimum yield maintenance charges calculated as
                                 a percent are distributed to Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates then entitled to principal distributions will be entitled to that portion of each such yield maintenance charge equal to the product of (a) the amount of such yield maintenance charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate of such Class of Offered
                                 Certificates over the relevant discount rate, as specified in the Note which is prepaying, and the denominator of which is equal to the excess, if any, of the mortgage rate of the prepaid Mortgage Loan over the relevant
                                 Discount Rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of Offered Certificates on such Distribution Date, and the denominator of which is the Total
                                 Principal Distribution Amount for such
                                 Distribution Date. Any remaining amounts after making the above distributions will be allocated to the Class X Certificates.

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

YIELD MAINTENANCE
CHARGE ALLOCATION
EXAMPLE:

                                 A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following hypothetical example reflects that method:


                                 GENERAL YIELD MAINTENANCE CHARGE ALLOCATION
                                 EXAMPLE:
                                 -------------------------------------------

                                 Assuming the structure presented in this Term Sheet and the Prospectus Supplement and the following assumptions:

                                 Assume prepayment occurs on June 1, 2001.

                                 Assume only Class A-1 will be receiving
                                 principal at the time of this prepayment.

                                 Mortgage Loan characteristics of hypothetical loan being prepaid:
                                    Balance: $10,000,000
                                    Mortgage Rate-Coupon: 8.00%
                                    Scheduled Maturity: 8 years (June 1, 2009)
                                    Yield Maintenance Charge Payable:  $500,000

                                 Discount Rate/Treasury Yield (monthly): 5.00%

                                 Certificate Characteristics: Class A-1
                                 Pass-Through Rate: 6.00%

                                 Discount Rate Fraction Calculation:

                                   --------------------------------------------------------------------------------------------
                                                                         Class A-1                       Class X
                                   --------------------------------------------------------------------------------------------
                                      (Class A-1 Pass-Through
                                       Rate--Discount Rate) /        6.00% - 5.00%
                                       (Gross Mortgage Rate -        -------------  = 33.33%
                                        Discount Rate)               8.00% - 5.00%
                                   --------------------------------------------------------------------------------------------
                                      Portion of Yield                                               100.00% - 33.33% =
                                      Maintenance Premium                33.33%                            66.67%
                                      allocated to Class A-1
                                   --------------------------------------------------------------------------------------------
                                      YM Charges Allocated              $166,667                          $333,333
                                   --------------------------------------------------------------------------------------------

CREDIT ENHANCEMENT:              Each Class of Certificates, other than Classes
                                 A-1, A-2, and X (the "Senior Certificates"), will be subordinate to: (i) the Senior
                                 Certificates and (ii) each other Class with an earlier alphabetical Class designation.

ADVANCING:                       The Master Servicer and, if it fails to do so,
                                 the Trustee or Fiscal Agent will be obligated to make principal and interest (P&I) advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that such advances are deemed recoverable and in the case of P&I advances subject to Appraisal Reductions Amounts (as defined in the Prospectus Supplement") that may occur.

REALIZED LOSSES AND              Realized Losses on the Mortgage Loans and
EXPENSE LOSSES:                  Additional Trust Fund Expenses, (each as
                                 defined in the Prospectus Supplement), if any, will be allocated to the Class O, Class N, Class M, Class L, Class K, Class J, Class H,
                                 Class G, Class F, Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                             [LOGO] MERRILL LYNCH

PREPAYMENT INTEREST              For any Distribution Date, any Net Aggregate
SHORTFALLS:                      Prepayment Interest Shortfall (as defined in
                                 the  Prospectus Supplement) for such
                                 Distribution Date will generally be allocated on a pro rata basis to each Class of Certificates in proportion to its entitlement to interest. Up to a master servicing fee rate of 0.01%; the master servicing fee on the underlying mortgage loans in the applicable collection period shall be offset against any Prepayment Interest Shortfall (as defined in the Prospectus Supplement).

APPRAISAL                        An appraisal reduction generally will be
REDUCTIONS:                      created in the amount, if any, by which the
                                 principal balance of a mortgage loan as to which an Appraisal Trigger Event (as defined in the Prospectus Supplement) has occurred (plus other amounts overdue or advanced in connection with such loan); exceeds 90% of the appraised value of the related mortgaged property plus all escrows and reserves held with respect to the mortgage loan. As a result of calculating an Appraisal Reduction Amount for a given mortgage loan, the P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the subordinate Certificates in reverse alphabetical order of the class designations. An Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

CONTROLLING CLASS:               The "Controlling Class" will generally be the
                                 most subordinate class of Principal Balance
                                 Certificates outstanding at any time or, if the Certificate Balance of such class is less than 25% of the initial Certificate Balance of such class, the next most subordinate class of Principal Balance Certificates.

SPECIAL SERVICER:                The Pooling and Servicing Agreement permits the
                                 applicable Special Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so subject to certain limitations.

OPTIONAL                         The Master Servicer, a Special Servicer, and
TERMINATION:                     certain Certificateholders will have the option
                                 to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal
                                 Balance (as defined in the Prospectus
                                 Supplement) of the mortgage loans then
                                 outstanding is less than or equal to 1% of the Initial Mortgage Pool Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans plus accrued and unpaid interest and certain other Additional Trust Fund
                                 Expenses (or fair market value in the case of REO properties).

REPORTS TO                       The Trustee will prepare and deliver monthly
CERTIFICATEHOLDERS:              Certificateholder Reports. The Special Service
                                 will prepare and deliver to the Trustee a monthly Special Servicer Report summarizing the status of each specially serviced mortgage loan. The Master Servicer and the Special
                                 Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each mortgage loan, as available. Each of the reports will be available to the Certificateholders. A report containing information regarding the mortgage loans will be available electronically.

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                             [LOGO] MERRILL LYNCH

ADDITIONAL                       Certificateholders may request from the Trustee
INFORMATION                      certain additional information. The Trustee
CERTIFICATEHOLDERS:              will TO also make mortgage loan information as
                                 presented in the standard Commercial Mortgage
                                 Securities Association investor reporting package formats available to holders and beneficial owners of the Certificates via the trustee's internet website. The foregoing reports will be accessible only with a password provided by the trustee after its receipt from the person(s) seeking access of a certification in the form attached to the pooling and servicing agreement. The trustee's internet website will initially be located at "www.etrustee.net". For assistance with the trustee's internet website, holders and beneficial owners of the Certificates may call
                                 (312) 904-7807.


MODELING                         The underwriters may make available, but are
INFORMATION:                     under no obligation to do so, certain
                                 statistical information about the Offered
                                 Certificates and the underlying collateral on the Bloomberg and Trepp Analytics systems.
                                 Please contact the trading desk at (212)
                                 449-3860 or (212) 723-6156 for further
                                 information.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                            [LOGO] MERRILL LYNCH

COLLATERAL CHARACTERISTICS:
POOL SUMMARY:

                                 As of May 1, 2001 (the "Cut-Off Date"), the
                                 Mortgage Pool consists of a $ 908,278,773 pool of 119 fixed-rate, first lien mortgage loans secured by liens on commercial and multifamily properties located throughout 30 states and the District of Columbia, with a weighted average Mortgage Rate of 7.602% and a weighted average remaining term to maturity or anticipated repayment date, as applicable, of 118 months. See the Prospectus Supplement for more detailed collateral information.

                                 --------------------------------------------------------------------------------------------------
                                 Initial Mortgage Pool Balance:     $908,278,773
                                 Number of Loans:                   119               Number of Properties          136
                                 Gross WAC:                         7.602%
                                 Original WAM:                      124 months        Remaining WAM:                118 months
                                 Average Loan Balance:              $7,632,595
                                 WA DSCR:                           1.65x             WA Cut-off Date LTV Ratio:           64.01%
                                 --------------------------------------------------------------------------------------------------

                                                   POOL SUMMARY BY PROPERTY TYPE
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         WTD. AVG.
                                                                PERCENT                                                  CUT-OFF
                                                               BY CUT-OFF                                                 DATE
                                    CUT-OFF DATE     WTD. AVG.   DATE      WTD.    WTD.    WTD.     WTD.                PRINCIPAL
                        NUMBER OF     PRINCIPAL      MORTGAGE  PRINCIPAL   AVG.    AVG.    AVG.     AVG.    WTD. AVG.    BALANCE
     PROPERTY TYPE(2)  PROPERTIES      BALANCE          RATE    BALANCE    LTV     BLTV    RTM      DSCR   OCCUPANCY(1) PER UNIT
----------------------------------------------------------------------------------------------------------------------------------
Office                     32        $290,566,168       7.749    31.99%   61.44%   52.93%  121      1.58x     97.61%      $    86
---------------------------------------------------------------------------------------------------------------------------------
Multifamily                35         186,080,750       7.519    20.49    74.96    67.04   120      1.38      95.55        36,508
---------------------------------------------------------------------------------------------------------------------------------
            Anchored       15         116,756,174       7.387    12.85    65.95    57.49   117      1.77      98.19            66
          Unanchored        8          17,136,869       7.823     1.89    64.00    50.64   120      1.47      96.12            81
     Shadow Anchored        9          22,873,522       7.896     2.52    73.88    64.74   115      1.34      96.32           102
        Other Retail        1           2,920,726       8.350      .32    73.94    47.97   115      1.30      92.60            49
---------------------------------------------------------------------------------------------------------------------------------
Retail -Total              33         159,687,292       7.525    17.58    67.02    57.62   117      1.67      97.60            71
---------------------------------------------------------------------------------------------------------------------------------
Industrial                 24         155,079,110       7.276    17.07    52.65    44.95   109      2.26      99.15            26
---------------------------------------------------------------------------------------------------------------------------------
        Full Service        4          43,650,980       7.600     4.81    47.37    38.63   119      1.53      73.20        46,536
     Limited Service        2          21,771,063       8.619     2.40    69.56    58.66   114      1.47      80.48        86,393
---------------------------------------------------------------------------------------------------------------------------------
Hospitality--Total          6          65,422,043       7.939     7.20    54.75    45.30   117      1.51      75.63        54,977
---------------------------------------------------------------------------------------------------------------------------------
Manufactured                2          39,900,000       7.840     4.39    78.24    69.81   121      1.22      90.61        17,408
HOUSING(3)
---------------------------------------------------------------------------------------------------------------------------------
Self Storage                4          11,543,411       7.933     1.27    66.03    54.51   116      1.43      90.79         4,800
---------------------------------------------------------------------------------------------------------------------------------
  Totals/Weighted         136        $908,278,773       7.602   100.00%   64.01%   55.53%  118      1.65x     97.33%
      Average
---------------------------------------------------------------------------------------------------------------------------------

(1) Overall weighted average occupancy rate was calculated without the hospitality or the two manufactured housing properties.

(2) All Properties in the Manufactured Housing Category are cross collateralized and cross defaulted. There are other groups of loans shown on Annex A-1 that are cross collateralized and defaulted across property types.

(3) Both Manufactured Housing properties carry a seasonal reserve to offset the seasonality of their occupancies and ensuing rental income.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

CALL PROTECTION:     100% of the mortgage loans contain call protection  provisions.  The mortgage loans are generally  prepayable without  penalty  within a weighted  average of 4.3 months from  mortgage loan  maturity.  98 of the mortgage loans, or approximately 81.2% of the Initial Pool Balance, allow defeasance.

                                                     PERCENT OF REMAINING BALANCE ANALYSIS (1)
----------------------------------------------------------------------------------------------------------------------------------
                         Nov-01     Nov-02    Nov-03     Nov-04      Nov-05     Nov-06     Nov-07     Nov-08    Nov-09     Nov-10
----------------------------------------------------------------------------------------------------------------------------------
  Lock-out/Defeasance     89.12      83.22     83.20      79.26       77.89      76.42      74.96       80.78     80.61     33.54
----------------------------------------------------------------------------------------------------------------------------------
           YM             10.88      16.78     16.80      20.74       22.11      23.58      22.66       19.22     19.39     22.48
----------------------------------------------------------------------------------------------------------------------------------
       Sub Total         100.00     100.00    100.00     100.00      100.00     100.00      97.62      100.00    100.00     56.03
----------------------------------------------------------------------------------------------------------------------------------

  Prepayment Premium:
----------------------------------------------------------------------------------------------------------------------------------
          3.0%             0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
          2.0%             0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
          1.0%             0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
          Open             0.00       0.00      0.00       0.00        0.00       0.00       2.38       0.00      0.00      43.97
----------------------------------------------------------------------------------------------------------------------------------
         Total           100.00     100.00    100.00     100.00      100.00     100.00     100.00     100.00    100.00     100.00
----------------------------------------------------------------------------------------------------------------------------------
         (1) Numbers represent percentage of outstanding balance as of the date indicated



COLLATERAL STRATIFICATION TABLES:
-----------------------------------------------------------------------------------------------------------------------
      CUT-OFF DATE PRINCIPAL BALANCES ($)      NUMBER OF LOANS       CUT-OFF DATE PRINCIPAL BALANCE     PERCENT OF
                                                                                                       INITIAL POOL
                                                                                                          BALANCE
-----------------------------------------------------------------------------------------------------------------------
              <= 2,500,000                            36                      $ 62,730,542                   6.9%
-----------------------------------------------------------------------------------------------------------------------
          2,500,000 - 5,000,000                       32                       118,544,039                  13.1
-----------------------------------------------------------------------------------------------------------------------
          5,000,000 - 7,500,000                       12                        75,758,652                   8.3
-----------------------------------------------------------------------------------------------------------------------
          7,500,000 - 10,000,000                      14                       123,297,954                  13.6
-----------------------------------------------------------------------------------------------------------------------
         10,000,000 - 12,500,000                       7                        82,934,771                   9.1
-----------------------------------------------------------------------------------------------------------------------
         12,500,000 - 15,000,000                       7                        97,528,737                  10.7
-----------------------------------------------------------------------------------------------------------------------
         15,000,000 - 20,000,000                       4                        70,922,386                   7.8
-----------------------------------------------------------------------------------------------------------------------
         20,000,000 - 25,000,000                       4                        85,885,980                   9.5
-----------------------------------------------------------------------------------------------------------------------
         25,000,000 - 91,000,000                       3                       190,675,711                  21.0
-----------------------------------------------------------------------------------------------------------------------
                 TOTAL:                              119                      $908,278,773                  100%
-----------------------------------------------------------------------------------------------------------------------
              MIN: $839,904                  AVERAGE: $7,632,595         MAX: $ 91,000,000
-----------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------     --------------------------------------------------------------
    STATES       NUMBER OF      CUT-OFF DATE      PERCENT OF                            NUMBER OF   CUT-OFF DATE       PERCENT OF
                 PROPERTIES   PRINCIPAL BALANCE  INITIAL POOL           MORTGAGE RATES    LOANS       PRINCIPAL       INITIAL POOL
                                                    BALANCE                                           BALANCE           BALANCE
---------------------------------------------------------------     --------------------------------------------------------------
California           27         $159,912,188         17.6%               < 7.250           19       $239,554,914         26.4%
---------------------------------------------------------------     --------------------------------------------------------------
Florida              18           89,499,287          9.9             7.250 - 7.750        45        331,446,171         36.5
---------------------------------------------------------------     --------------------------------------------------------------
New York              2           78,923,575          8.7             7.750 - 8.000        34        190,409,688         21.0
---------------------------------------------------------------     --------------------------------------------------------------
Texas                16           65,438,130          7.2                > 8.000           21        146,868,000         16.2
---------------------------------------------------------------     --------------------------------------------------------------
Tennessee             5           55,595,851          6.1                 TOTAL:          119       $908,278,773         100%
---------------------------------------------------------------     --------------------------------------------------------------
Other                68          458,909,741         50.5           MIN:  6.635%           WTD. AVERAGE: 7.602%     MAX:  8.90%
---------------------------------------------------------------     --------------------------------------------------------------
    TOTAL:          136         $908,278,773         100%
---------------------------------------------------------------

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

DSCRS (X)

---------------------------------------------------------------
                     NUMBER OF    CUT-OFF DATE     PERCENT OF
                       LOANS    PRINCIPAL BALANCE   INITIAL
                                                  POOL BALANCE
---------------------------------------------------------------
    1.15 - 1.25          19       $176,496,230        19.4%
---------------------------------------------------------------
    1.25 - 1.35          52        270,326,929        29.8
---------------------------------------------------------------
    1.35 - 1.45          23        124,061,562        13.7
---------------------------------------------------------------
    1.45 - 1.55          11         92,985,213        10.2
---------------------------------------------------------------
    1.55 - 1.65           6         46,937,372         5.2
---------------------------------------------------------------
    1.65 - 1.75           3         24,286,537         2.7
---------------------------------------------------------------
       > 1.75             5        173,184,930        19.1
---------------------------------------------------------------
       TOTAL:           119       $908,278,773        100%
---------------------------------------------------------------
MIN:  1.15X              WTD. AVERAGE: 1.65X       MAX:  3.86X
---------------------------------------------------------------


      ORIGINAL TERMS TO STATED MATURITY OR ARD (MOS)                          REMAINING TERMS TO STATED MATURITY OR ARD (MONTHS)
--------------------------------------------------------------      ---------------------------------------------------------------
                                                  PERCENT OF                            NUMBER      CUT-OFF DATE     PERCENT OF
                      NUMBER      CUT-OFF DATE      INITIAL                             OF LOANS     PRINCIPAL      INITIAL POOL
                      OF LOANS PRINCIPAL BALANCE     POOL                                             BALANCE          BALANCE
                                                    BALANCE
--------------------------------------------------------------      ---------------------------------------------------------------

       <= 110             3        $26,415,418         2.9%                <= 110            17      $108,001,255         11.9%
--------------------------------------------------------------      ---------------------------------------------------------------
      110 - 120         106        781,077,764        86.0                110 - 120          95       719,964,994         79.3
--------------------------------------------------------------      ---------------------------------------------------------------
        > 120            10        100,785,591        11.1                  > 120             7        80,312,524          8.8
--------------------------------------------------------------      ---------------------------------------------------------------
       TOTAL:           119       $908,278,773        100%                TOTAL:            119      $908,278,773         100%
--------------------------------------------------------------      ---------------------------------------------------------------
MIN:  84                   WTD. AVERAGE: 124        MAX:  240       MIN:  78                WTD. AVERAGE: 118            MAX:  236
--------------------------------------------------------------      ---------------------------------------------------------------


              ORIGINAL AMORTIZATION TYPES                                           REMAINING AMORTIZATION TERMS (MONTHS)
---------------------------------------------------------------     ---------------------------------------------------------------
                     NUMBER OF    CUT-OFF DATE     PERCENT OF                            NUMBER      CUT-OFF DATE     PERCENT OF
                       LOANS    PRINCIPAL BALANCE   INITIAL                              OF LOANS     PRINCIPAL      INITIAL POOL
                                                  POOL BALANCE                                         BALANCE         BALANCE
---------------------------------------------------------------     --------------------------------------------------------------
Balloon                 102       $698,729,162       76.93%            Interest-only         1       $91,000,000         10.0%
---------------------------------------------------------------     --------------------------------------------------------------
Interest Only             1         91,000,000       10.02               166 - 242          11        45,119,683          5.0
---------------------------------------------------------------     --------------------------------------------------------------
Hyper                    13         84,270,637        9.28               254 - 298          24       183,912,692         20.2
---------------------------------------------------------------     --------------------------------------------------------------
Fully Amortizing          3         34,278,973        3.77               298 - 360          83       588,246,398         64.8
---------------------------------------------------------------     --------------------------------------------------------------
       TOTAL:           119       $908,278,773        100%                TOTAL:           119      $908,278,773         100%
---------------------------------------------------------------     --------------------------------------------------------------
                                                                    MIN:  167               WTD. AVERAGE: 326           MAX:  360
---------------------------------------------------------------     --------------------------------------------------------------

                        CUT-OFF DATE LTVS                                                              MATURITY DATE LTVS
----------------------------------------------------------------    --------------------------------------------------------------
                     NUMBER OF    CUT-OFF DATE       PERCENT OF                           NUMBER      CUT-OFF DATE     PERCENT OF
                       LOANS    PRINCIPAL BALANCE   INITIAL POOL                          OF LOANS     PRINCIPAL      INITIAL POOL
                                                       BALANCE                                          BALANCE         BALANCE
----------------------------------------------------------------    --------------------------------------------------------------
      < 50.00             7        $139,068,660           15.3%           < 50.00          24       $327,874,072         36.1%
----------------------------------------------------------------    --------------------------------------------------------------
   50.00 - 55.00          6         120,969,817           13.3        50.00 - 55.00        17         91,580,706         10.1
----------------------------------------------------------------    --------------------------------------------------------------
   55.00 - 60.00          5          24,346,385            2.7        55.00 - 60.00        11         70,975,175          7.8
----------------------------------------------------------------    --------------------------------------------------------------
   60.00 - 65.00          9          34,182,293            3.8        60.00 - 65.00        25        113,813,713         12.5
----------------------------------------------------------------    --------------------------------------------------------------
   65.00 - 70.00         17         118,338,612           13.0        65.00 - 70.00        25        167,066,102         18.4
----------------------------------------------------------------    --------------------------------------------------------------
   70.00 - 75.00         38         191,470,963           21.1        70.00 - 75.00        17        136,969,004         15.1
----------------------------------------------------------------    --------------------------------------------------------------
   75.00 - 80.00         35         259,706,182           28.6     TOTAL:                 119      $ 908,278,773         100%
----------------------------------------------------------------    --------------------------------------------------------------
   80.00 - 82.00          2          20,195,860            2.2     MIN:  0.00%            WTD. AVERAGE: 55.53%    MAX: 74.10%
----------------------------------------------------------------    --------------------------------------------------------------
TOTAL:                  119        $908,278,773           100%     MIN W/O FULLY AMORTIZING LOANS:  28.73%
----------------------------------------------------------------    --------------------------------------------------------------
MIN:  28.73%             WTD. AVERAGE: 64.01%       MAX:  81.57%
----------------------------------------------------------------

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

TEN LARGEST MORTGAGE LOANS

                 TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE
               (INCLUDES CROSS COLLATERALIZED GROUPS IN SHADING)
--------------------------------------------------------------------------------

                                   PERCENT
                                   BY CUT-                         LTV     CUT-
                NO.  CUT-OFF DATE  OFF DATE             CUT-OFF    AT      OFF
                OF     PRINCIPAL   PRINCIPAL PROPERTY    DATE    MATURITY  DATE
  LOAN NAME    PROP.   BALANCE     BALANCE     TYPE       LTV     OR ARD   DSCR
--------------------------------------------------------------------------------
 RREEF PORTFOLIO                              Various
          A NOTE  9  $91,000,000    10.02%    Property    28.73%   28.73%  3.86x
                                               Types

--------------------------------------------------------------------------------
       TWO CHASE  1   69,709,807     7.67%     Office     50.51%   45.00%  1.77
 MANHATTAN PLAZA
--------------------------------------------------------------------------------
      TOWERPOINT  1   20,235,000     2.23%  Manufactured  78.24%   69.81%  1.22
   RESORT MOBILE                               Housing
       HOME PARK
--------------------------------------------------------------------------------
       GOOD LIFE  1   19,665,000     2.17%  Manufactured  78.24%   69.81%  1.22
MOBILE HOME PARK                               Housing
--------------------------------------------------------------------------------
    IDT BUILDING  1   29,965,904     3.30%     Office     68.73%    0.00%  1.20

--------------------------------------------------------------------------------
   OHANA WAIKIKI  1   22,924,256     2.52%     Hotel      52.22%   42.59%  1.58
           TOWER
--------------------------------------------------------------------------------
       ANCHORAGE  1   11,958,106     1.32%     Office     71.92%   56.82%  1.46
   BUSINESS PARK
--------------------------------------------------------------------------------
       ANCHORAGE
    DISTRIBUTION  1   10,694,460     1.18%   Industrial   71.92%   56.82%  1.46
          CENTER
--------------------------------------------------------------------------------
          GABLES  1   22,000,000     2.42%  Multifamily   79.71%   72.48%  1.28
     STONEBRIDGE
      APARTMENTS
--------------------------------------------------------------------------------
       OUTRIGGER  3   20,726,724     2.28%     Hotel      42.00%   34.25%  1.49
       PORTFOLIO
--------------------------------------------------------------------------------
 500 SOUTH FRONT  1   19,078,070     2.10%     Office     76.31%   68.69%  1.24
          STREET
--------------------------------------------------------------------------------
         LEXMARK  1   16,979,316     1.87%   Industrial   66.85%   54.75%  1.32
    DISTRIBUTION
          CENTER
--------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE           22   $354,936,643 39.08%      ---       54.54%   47.22%  2.07x
--------------------------------------------------------------------------------


                 TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE
               (INCLUDES CROSS COLLATERALIZED GROUPS IN SHADING)
--------------------------------------------------------------------------------------
                                                                                WTD.
                                                                              AVERAGE
                                                                              CUT-OFF
                 MORTGAGE                      OCCUPANCY                       DATE $
 LOAN NAME         RATE     CITY      STATE    PERCENT(1)     PROPERTY SIZE   PER UNIT
--------------------------------------------------------------------------------------
                                        AZ
                                        CA
 RREEF PORTFOLIO                        DE
          A NOTE  6.635%    Various     FL        98.20%       3,896,041 sf        23
                                        GA
                                        TX
---------------------------------------------------------------------------------------
       TWO CHASE  7.680%    New York     NY      100.00%         596,971 sf       117
 MANHATTAN PLAZA
---------------------------------------------------------------------------------------
      TOWERPOINT  7.840%      Mesa       AZ       91.20%         1,113 pads    18,181
   RESORT MOBILE
       HOME PARK
---------------------------------------------------------------------------------------
       GOOD LIFE  7.840%      Mesa       AZ       90.00%         1,179 pads    16,679
MOBILE HOME PARK
---------------------------------------------------------------------------------------
    IDT BUILDING  8.900%     Newark      NJ      100.00%         444,180 sf        67

---------------------------------------------------------------------------------------
   OHANA WAIKIKI  7.600%    Honolulu     HI       69.80%          440 rooms    52,101
           TOWER
---------------------------------------------------------------------------------------
       ANCHORAGE  7.660%    Anchorage    AK       93.20%         183,945 sf        65
   BUSINESS PARK
---------------------------------------------------------------------------------------
       ANCHORAGE
    DISTRIBUTION  7.660%    Anchorage    AK       97.80%         293,384 sf        36
          CENTER
---------------------------------------------------------------------------------------
          GABLES  7.220%    Cordova      TN       93.80%          500 units    44,000
     STONEBRIDGE
      APARTMENTS
---------------------------------------------------------------------------------------
       OUTRIGGER  7.600%    Honolulu     HI       76.30%          498 rooms    41,620
       PORTFOLIO
---------------------------------------------------------------------------------------
 500 SOUTH FRONT  8.130%    Columbus     OH       98.70%         146,340 sf       130
          STREET
---------------------------------------------------------------------------------------
         LEXMARK  7.680%    Seymour      IN      100.00%         762,776 sf        22
    DISTRIBUTION
          CENTER
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE           7.518%       ---        ---      96.85%       ---        ---
--------------------------------------------------------------------------------------

     (1) Overall weighted average occupancy rate was calculated without the hospitality or the two manufactured housing properties

               Indicates Cross Collateralized Cross Defaulted Loans viewed as one loan for purposes of determining top ten loans.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

1. THE RREEF PORTFOLIO LOAN. General Characteristics of the RREEF Portfolio Mortgage Loan.

------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:            $91,000,000                        Property Type:                  Various
------------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:        10.02%                             Location:                       Various
------------------------------------------------------------------------------------------------------------------------------
Originator:                                PMCC                               Year Built/Renovated:           Various
------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                    6.635%                             Total Appraised Value:          $316,750,000
------------------------------------------------------------------------------------------------------------------------------
Maturity Date:                             May 1, 2011                        Appraisal Date:                 Various
------------------------------------------------------------------------------------------------------------------------------
ARD Loan:                                  No                                 Encumbered Interest:            Fee
------------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:                N/A                                Cut-off Date LTV Ratio:         28.73%
------------------------------------------------------------------------------------------------------------------------------
Amortization Term:                         N/A                                Maturity/ARD LTV Ratio:         28.73%
------------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                      (1)                                Occupancy Rate:                 98.20%
------------------------------------------------------------------------------------------------------------------------------
Call Protection:                           >YM or Declining Fee (118),O(2)    Occupancy Date:                 Various
------------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:           No                                 Property Manager:               Various
------------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                              Refinance                          Acquisition Price:              N/A
------------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                    Portfolio                          U/W DSCR:                       3.86x
------------------------------------------------------------------------------------------------------------------------------

     (1) The RREEF Portfolio Mortgage Loan is an interest-only loan with a term of ten years.

     THE RREEF PORTFOLIO BORROWER AND SPONSOR. RREEF America REIT II Portfolio, L.P. and RREEF America REIT II Corp. J. are the special purpose borrowers under the RREEF Portfolio Mortgage Loan. RREEF America REIT II Portfolio, L.P. is a single purpose limited partnership formed under the laws of the State of Maryland, and RREEF America REIT II Corp. J. is a single purpose corporation formed under the laws of the State of Maryland. The borrowers are indirectly owned and controlled by RREEF America REIT II, Inc.

     RREEF America REIT II, Inc. is a real estate investment trust which, as of December 31, 2000, had a net asset value of over $535 million and approximately $20 million in debt. RREEF America REIT II, Inc. operates as a co-managed investment fund whose investors include institutional clients which are advised by RREEF, an institutional pension fund advisor founded in 1975. As of December 31, 2000, RREEF had over $12 billion in real estate assets under management, including shopping centers, office buildings, apartments and business and industrial parks.

     THE RREEF PORTFOLIO B-NOTE LOAN. The RREEF Portfolio Mortgage Loan and the RREEF Portfolio B-Note Loan are each secured by the same first priority mortgage on the RREEF Portfolio Properties. The RREEF Portfolio B-Note Loan is not included in the trust fund. The RREEF Portfolio B-Note Loan has, as of May 1, 2001, an unpaid principal balance of $64,385,000 and accrues interest at 7.033% per annum. The RREEF B-Note Holder is The Prudential Insurance Company of America.

     THE RREEF PORTFOLIO MORTGAGE LOAN CASHFLOWS. The RREEF Portfolio Mortgage Loan and the RREEF Portfolio B-Note Loan are subject to an agreement among noteholders. For as long as a monetary event of default exists, a material non-monetary event of default exists or the RREEF Portfolio Mortgage Loan is a specially serviced mortgage loan, such agreement requires that all amounts received in respect of the RREEF Portfolio Mortgage Loan and the RREEF Portfolio B-Note Loan will be applied first to pay principal, interest and all other amounts due on the RREEF Portfolio Mortgage Loan (other than prepayment premiums and Default Interest, which will be paid on the RREEF Portfolio Mortgage Loan after payment of regular interest, all principal, and in the case of Default Interest, any prepayment premium on the RREEF Portfolio Mortgage Loan); excess amounts paid by the related borrower will be applied first to the RREEF Portfolio Mortgage Loan, to the extent of unreimbursed costs and expenses, then to the RREEF Portfolio B-Note Loan to the extent of unreimbursed costs and expenses, and then on pro rata basis after payment of all other amounts under the RREEF Portfolio Mortgage Loan and the RREEF Portfolio B-Note Loan. In addition, any losses or shortfalls on the RREEF Portfolio Mortgage Loan or RREEF Portfolio B-Note Loan due to a foreclosure, modification or workout (other than any servicing or special servicing fees related thereto) will be allocated to the RREEF Portfolio B-Note Loan prior to allocation to the RREEF Portfolio Mortgage Loan. In the event that there exists a payment default under the RREEF Portfolio Mortgage Loan that continues for 90 days, or the RREEF Portfolio Mortgage Loan becomes specially serviced, the holder of the RREEF Portfolio B-Note will be entitled to purchase the RREEF Portfolio Mortgage Loan from the trust at a price generally equal to the Purchase Price. The holder of the RREEF Portfolio B-Note is not required to pay any prepayment premium in connection with such purchase.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

     RREEF PORTFOLIO PROPERTY DESCRIPTIONS: The RREEF Portfolio Loan Pair are secured by multiple properties located in six different states. The following table identifies those properties:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          MOST RECENT                   ALLOCATED
     PROPERTY          CITY      STATE     PROPERTY   SF OR     OCCUPANCY   YEAR BUILT/    APPRAISED         U/W           LOAN
       NAME                                  TYPE      UNITS      RATE       RENOVATED       VALUE           NCF          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 Bernardo Heights   San Diego  California  Office     243,472       100%         1998      $45,900,000     $2,978,364  $12,137,433
 Corporate Center
------------------------------------------------------------------------------------------------------------------------------------
    Palo Verde       Phoenix     Arizona   Office/    575,430      94.4%         1976      $27,500,000     $1,918,416   $7,647,239
    Industrial                           Industrial
     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
     Delaware        Various    Delaware Industrial   868,709      98.35%        1985      $50,000,000     $4,201,955   $15,232,844
    Industrial
     Portfolio
------------------------------------------------------------------------------------------------------------------------------------
   Stadium Plaza     Anaheim  California Industrial   807,911      98.2%         1971      $67,500,000     $4,253,389   $18,270,863
   Business Park
------------------------------------------------------------------------------------------------------------------------------------
 Coppell Business    Coppell      Texas  Industrial   530,621       100%         1998      $23,000,000     $1,933,996    $7,008,549
     Center II
------------------------------------------------------------------------------------------------------------------------------------
 Plano Tech Center    Plano       Texas  Industrial   282,246       100%         2000      $17,750,000     $1,577,885    $5,372,388
------------------------------------------------------------------------------------------------------------------------------------
   Sunset Valley    Sunset        Texas    Retail     236,592       100%         1998      $37,100,000     $2,978,782   $11,068,636
      Village         Valley
------------------------------------------------------------------------------------------------------------------------------------
 Westwinds of Boca  Boca Raton   Florida   Retail     172,047      97.81%        1992      $27,500,000     $1,897,958    $7,903,439
------------------------------------------------------------------------------------------------------------------------------------
  The Reserve at     Atlanta     Georgia Multifamily      176      93.18%        1998      $20,500,000     $1,590,471    $6,358,609
    Lenox Park
------------------------------------------------------------------------------------------------------------------------------------

         The table below summarizes the total lease rollover for the non multifamily assets in the RREEF Portfolio:

-------------------------------------------------------------------
                RREEF COMMERCIAL ROLLOVER SCHEDULE
-------------------------------------------------------------------
     Year         # of leases       SF Expiring      %      Cum. %
-------------------------------------------------------------------
           2001            32           326,048     8.77%    8.77%
-------------------------------------------------------------------
           2002            63           445,593    11.99%   20.76%
-------------------------------------------------------------------
           2003            51           497,398    13.38%   34.14%
-------------------------------------------------------------------
           2004            35           622,064    16.74%   50.88%
-------------------------------------------------------------------
           2005            34           734,581    19.76%   70.64%
-------------------------------------------------------------------
           2006             6            45,163     1.22%   71.85%
-------------------------------------------------------------------
           2007             4           179,989     4.84%   76.70%
-------------------------------------------------------------------
           2008             9           403,186    10.85%   87.54%
-------------------------------------------------------------------
           2009             3            27,246     0.73%   88.28%
-------------------------------------------------------------------
           2010             2           132,784     3.57%   91.85%
-------------------------------------------------------------------
> than 2010                 9           237,772     6.40%   98.25%
-------------------------------------------------------------------
         Vacant             9            65,204     1.75%  100.00%
-------------------------------------------------------------------

     RREEF 1 - THE BERNARDO HEIGHTS CORPORATE CENTER. The Bernardo Heights Corporate Center is a 15.5 acre property located in San Diego, California, approximately 15 miles north of downtown San Diego. It is improved by a single-tenant, three-story building and two-multi tenant buildings, with 243,472 square feet of Class A suburban office space. The property includes 529 surface parking spaces and a three-story parking garage containing 777 parking spaces. Set forth below is information regarding the three largest tenants at the Bernardo Heights Corporate Center:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                              In-Place
                                                                     % of                In-Place             Annualized
                                    Lease                            Total              Annualized            Base Rent
       Tenant Name                Expiration         Tenant SF      Tenant SF            Base Rent           Per Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------------
      Advanta Mortgage            October 2008       127,000          52.2%              $  1,949,748           $15.35
-----------------------------------------------------------------------------------------------------------------------------
         Avnet, Inc.             February 2005        19,688           8.09%              $   407,519           $20.70
-----------------------------------------------------------------------------------------------------------------------------
 Federal Express Corporation       July 2006          13,906           5.71%              $   283,599           $20.39
-----------------------------------------------------------------------------------------------------------------------------



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

     RREEF 2 - PALO VERDE PORTFOLIO. The Palo Verde Industrial property portfolio consists of 11 buildings with 575,430 square feet of industrial, distribution, flex and office space, located in five separate industrial parks in Phoenix, Arizona. The Palo Verde Industrial property portfolio also includes 1192 parking spaces. Set forth below is information regarding the three largest tenants at the Palo Verde Portfolio:

----------------------------------------------------------------------------------------------------------------
                                                                                                 In-Place
                                                                      % of       In-Place       Annualized
                                      Lease                           Total     Annualized       Base Rent
          Tenant Name              Expiration       Tenant SF       Tenant SF    Base Rent      Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------
       Iron Mountain, Inc.          July 2007        86,857          15.09%       $276,205         $3.18
----------------------------------------------------------------------------------------------------------------
   IKON Office Solutions, Inc.     August 2005       53,866           9.36%       $219,773         $4.08
----------------------------------------------------------------------------------------------------------------
       Bauer Audio Visual         February 2004      43,636           7.58%       $151,853         $3.48
----------------------------------------------------------------------------------------------------------------

     RREEF 3 - THE DELAWARE INDUSTRIAL PORTFOLIO. The Delaware Industrial property portfolio consists of 11 buildings with 868,709 square feet of warehouse/distribution, flex and office space, located in five separate industrial parks in New Castle County, Delaware. The improvements were built between 1985 and 1988 and consist of five warehouse/distribution buildings, four flex buildings and two flex buildings built out with 100% office space. Set forth below is information regarding the three largest tenants at the Delaware Industrial Portfolio:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                            In-Place
                                                                        % of             In-Place          Annualized
                                        Lease                           Total           Annualized          Base Rent
        Tenant Name                   Expiration        Tenant SF     Tenant SF         Base Rent          Per Sq. Ft.
--------------------------------------------------------------------------------------------------------------------------
  Ryder Integrated Logistics        August 2001         170,425         19.62%           $703,668            $4.13
--------------------------------------------------------------------------------------------------------------------------
          Astropower               September 2010       130,800         15.06%           $608,220            $4.65
--------------------------------------------------------------------------------------------------------------------------
     Reliable Corporation          November 2008        119,653         13.77%           $625,365            $5.23
--------------------------------------------------------------------------------------------------------------------------


     RREEF 4 - THE STADIUM PLAZA BUSINESS PARK. The Stadium Plaza Business Park is a 47.8 acre property located in Anaheim, California. It is improved by 39 industrial buildings. The improvements consist of 807,911 square feet of office and warehouse space. Set forth below is information regarding the three largest tenants at the Stadium Plaza Business Park:


-------------------------------------------------------------------------------------------------------------------------

                                                                                                           In-Place
                                                                         % of            In-Place         Annualized
                                     Lease                               Total          Annualized         Base Rent
          Tenant Name               Expiration         Tenant SF       Tenant SF        Base Rent         Per Sq. Ft.
-------------------------------------------------------------------------------------------------------------------------
   SMT Dynamics Corporation          July 2005          87,618          10.85%           $590,904            $6.74
-------------------------------------------------------------------------------------------------------------------------
Classic International Ceramics     September 2004       42,383           5.25%           $259,380            $6.12
-------------------------------------------------------------------------------------------------------------------------
       EPC America of CA                (1)             41,195           5.10%           $236,376            $5.74
-------------------------------------------------------------------------------------------------------------------------

(1) Tenant occupies two spaces, expiring in January 2002 (24,375 SF) and February 2002 (16,820 SF).

     RREEF 5 - THE COPPELL BUSINESS CENTER II. The Coppell Business Center II is a 33.2 acre property located in Coppell, Texas, approximately 15 miles northwest of downtown Dallas. It is improved by four buildings which were completed in 1998. The improvements consist of 530,621 square feet of industrial and office space. Set forth below is information regarding the three largest tenants at the Coppell Business Center II:

--------------------------------------------------------------------------------------------------------------------
                                                                                                        In-Place
                                                                            % of       In-Place        Annualized
                                       Lease                               Total      Annualized       Base Rent
            Tenant Name              Expiration         Tenant SF        Tenant SF    Base Rent       Per Sq. Ft.
--------------------------------------------------------------------------------------------------------------------
             Parago                      (1)              99,060          18.67%       $534,477          $5.39
--------------------------------------------------------------------------------------------------------------------
        Airborne Freight              July 2004           64,153          12.09%       $234,022          $3.65
--------------------------------------------------------------------------------------------------------------------
            Sanijet                 September 2003        62,478          11.77%       $209,603          $3.35
--------------------------------------------------------------------------------------------------------------------

(1) Tenant occupies three spaces, expiring December 2003 (36,000 and 30,300 SF) and May 2007 (32,760 SF).

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

     RREEF 6 - THE PLANO TECH CENTER. The Plano Tech Center is a 17.6 acre property located in Plano, Texas, approximately 15 miles north of the Dallas central business district. It is improved by three Class A buildings which were completed in June 2000. The improvements consist of 282,246 square feet of office, tech and warehouse space. Set forth below is information regarding the three largest tenants at the Plano Tech Center:

------------------------------------------------------------------------------------------------------------------------
                                                                                                             In-Place
                                                                             % of           In-Place        Annualized
                                         Lease                               Total          Annualized      Base Rent
         Tenant Name                   Expiration         Tenant SF        Tenant SF         Base Rent     Per Sq. Ft.
--------------------------------- -------------------- ---------------- --------------- ----------------- --------------
      Sanmina Corporation              June 2005           104,104          36.88%          $754,754          $7.25
--------------------------------- -------------------- ---------------- --------------- ----------------- --------------
  Alcatel USA Servicing, L.P.         August 2005          104,104          36.88%          $503,867          $4.84
--------------------------------- -------------------- ---------------- --------------- ----------------- --------------
   Arch Communications Group         October 2007           48,526          17.19%          $463,423          $9.55
--------------------------------- -------------------- ---------------- --------------- ----------------- --------------

     RREEF 7 - THE SUNSET VALLEY VILLAGE. The Sunset Valley Village is a 39.7 acre property located in Sunset Valley, Texas. It is improved by a 236,592 square foot retail power center which was completed in 1998. The property includes 1183 parking spaces and an undeveloped two acre pad which can accommodate approximately 6,500 square feet of additional retail space. Set forth below is information regarding the three largest tenants at the Sunset Valley Village:

--------------------------------------------------------------------------------------------------------------------
                                                                                                         In-Place
                                                                      % of            In-Place           Annualized
                                 Lease                               Total           Annualized          Base Rent
        Tenant Name              Expiration       Tenant SF         Tenant SF         Base Rent          Per Sq. Ft.
--------------------------------------------------------------------------------------------------------------------
      Linens N'Things          January 2014         34,040           14.39%            $355,718            $10.45
--------------------------------------------------------------------------------------------------------------------
         Comp USA             September 2013        28,900           12.22%            $372,810            $12.90
--------------------------------------------------------------------------------------------------------------------
      Barnes & Noble            March 2014          26,972           11.40%            $384,351            $14.25
--------------------------------------------------------------------------------------------------------------------

     RREEF 8 - THE WESTWINDS OF BOCA. The Westwinds of Boca is a 22.5 acre property located in Boca Raton, Florida. It is improved by a 172,047 square foot, Class A, grocery anchored retail center. The property includes 1493 parking spaces. A Home Depot is located on the property but is not part of the collateral. Set forth below is information regarding the three largest tenants at the Westwinds of Boca:

------------------------------------------------------------------------------------------------------------------------
                                                                                                          In-Place
                                                                        % of           In-Place          Annualized
                                     Lease                             Total          Annualized          Base Rent
         Tenant Name              Expiration         Tenant SF       Tenant SF         Base Rent         Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------
           Publix                 August 2012         65,537           38.09%          $517,742            $ 7.90
------------------------------------------------------------------------------------------------------------------------
     DSW Shoe Warehouse          January 2005         25,000           14.53%          $325,000            $13.00
------------------------------------------------------------------------------------------------------------------------
         Kids `R' Us             January 2018         18,600           10.81%          $157,147            $ 8.45
------------------------------------------------------------------------------------------------------------------------

     RREEF 9 - THE RESERVE AT LENOX PARK. The Reserve at Lenox Park is a 6.5 acre property located in the Buckhead area of Atlanta, Georgia. It is improved by a 176 unit garden-style apartment complex. The improvements are comprised of 6 four-story buildings which were completed in 1998. The property has approximately 300 parking spaces. Amenities at the property include a swimming pool, media center and fitness center. Based on the March 23, 2001 rent roll, The Reserve at Lenox Park is 93.18% occupied. Set forth below is information regarding the unit mix at The Reserve at Lenox Park:

--------------------------------------------------------------------------------
         Unit Type               # Units     Average Rent       Square Feet
--------------------------------------------------------------------------------
    1 Bedroom / 1 Bath              19           $ 840               660
--------------------------------------------------------------------------------
    1 Bedroom / 1 Bath              45           $ 950               810
--------------------------------------------------------------------------------
    1 Bedroom / 1 Bath              22          $1,157               940
--------------------------------------------------------------------------------
   2 Bedrooms / 2 Baths             19          $1,268             1,091
--------------------------------------------------------------------------------
   2 Bedrooms / 2 Baths             54          $1,356             1,180
--------------------------------------------------------------------------------
   3 Bedrooms / 2 Baths             14          $1,653             1,446
--------------------------------------------------------------------------------
  3 Bedrooms / 2 Bath TH             3          $2,283             1,550
--------------------------------------------------------------------------------


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                              [LOGO] MERRILL LYNCH

     PROPERTY RELEASES AND SUBSTITUTIONS. The borrower under the RREEF Portfolio Mortgage Loan may obtain a release of any of the RREEF Portfolio Properties upon the satisfaction of various conditions set forth in the related loan documents, including payment of the release price, in an amount equal to 110% of the allocated loan amount applicable to the property to be released, payment of the applicable prepayment premium and maintenance of certain debt service coverage and loan to value ratios with respect to the remaining properties.

     No more than two of the RREEF Portfolio Properties may be released during any one loan year, and no more than five of the RREEF Portfolio Properties may be released during the term of the RREEF Portfolio Mortgage Loan. The borrower must request any release at least six months prior to the maturity date of the RREEF Portfolio Mortgage Loan.

     The borrower under the RREEF Portfolio Mortgage Loan is also entitled to request the substitution of collateral in an amount equal to 50% of the total principal balance of the RREEF Portfolio Loan Pair. Any substitute collateral must satisfy certain criteria set forth in the loan documents.

     Notwithstanding any other terms in the related mortgage loan documents, the borrower under the RREEF Portfolio Mortgage Loan, is only permitted during any one year, to request two partial releases, or two substitutions of collateral, or one partial release and one substitution.



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                             [LOGO] MERRILL LYNCH

2. THE TWO CHASE MANHATTAN PLAZA MORTGAGE LOAN. General Characteristics of the Two Chase Manhattan Mortgage Plaza Loan.

-------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $69,709,807           Property Type:              Office
-------------------------------------------------------------------------------------------------------------------------
Loan Per Sq. Ft.:                         $116.77               Sq. Ft.:                    596,971
-------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:       7.67%                 Location:                   New York, New York
-------------------------------------------------------------------------------------------------------------------------
Originator:                               PMCC                  Year Built/Renovated:       1929/1990
-------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                   7.680%                Appraised Value:            $138,000,000
-------------------------------------------------------------------------------------------------------------------------
Maturity Date:                            November 1, 2010      Appraisal Date:             September 6, 2000
-------------------------------------------------------------------------------------------------------------------------
ARD Loan:                                 No                    Encumbered Interest:        Fee
-------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:               N/A                   Cut-off Date LTV Ratio:     50.51%
-------------------------------------------------------------------------------------------------------------------------
Amortization Term:                        360                   Maturity/ARD LTV Ratio:     45.00%
-------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                     Actual/360            Occupancy Rate:             100%
-------------------------------------------------------------------------------------------------------------------------
Call Protection:                          L(31), D(85), O(4)    Occupancy Date:             October 6, 2000
-------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:          No                    Property Manager:           Jack Resnick & Sons, Inc.
-------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                             Refinance             Acquisition Price:          N/A
-------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset          U/W DSCR:                   1.77x
-------------------------------------------------------------------------------------------------------------------------

     THE TWO CHASE MANHATTAN PLAZA BORROWER AND SPONSORS. RB Pine Co. LLC is the borrower under the Two Chase Manhattan Plaza Mortgage Loan. It is a single purpose, bankruptcy remote limited liability company formed under the laws of the State of Delaware, owned by its sole member, 52 Habitat Co., a New York limited partnership, and controlled through the general partners of 52 Habitat Co. by Jack Resnick & Sons, Inc. and the Lawrence Ruben Company, Inc.

     THE TWO CHASE MANHATTAN PLAZA PROPERTY. The Two Chase Manhattan Plaza Property is a 0.52 acre property located in the financial district of New York, New York. It is improved by a 38-story, Class B office building which is currently 100% leased to J.P. Morgan Chase & Company. The lease, the initial term of which expires on December 31, 2006, has two 10-year renewal options. J.P. Morgan Chase & Company is responsible for all operating expenses, including all taxes and insurance. Under the terms of its lease, J.P. Morgan Chase & Company has the option to purchase the property between 1/1/01 and 12/31/03 at a purchase price equal to the greater of the total principal balance outstanding on the Two Chase Manhattan Plaza Mortgage Loan, and the fair market value of the Two Chase Manhattan Plaza Property on the 15th anniversary of its lease, as agreed to by the Chase Manhattan Bank and the related borrower or as determined by arbitration. Set forth below is information regarding the sole tenant at the Two Chase Manhattan Plaza Property:

-----------------------------------------------------------------------------------------------------------------------
                                                                                                         In-Place
                                                                         % of           In-Place        Annualized
                                          Lease                           Total         Annualized      Base Rent
            Tenant Name                Expiration         Tenant SF     Tenant SF       Base Rent        Per Sq. Ft.
-----------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Chase & Company    December 31, 2006       596,971          100%        $12,573,428         $21.06
-----------------------------------------------------------------------------------------------------------------------

     TENANT IMPROVEMENTS & LEASING COMMISSIONS RESERVE: A leasing reserve will be established prior to the expiration of the lease held by J.P. Morgan Chase & Company in the event that J.P. Morgan Chase & Company fails to extend the Two Chase Manhattan Plaza Property lease. The total amount of the reserve will be $14.5 million. The funding of the leasing reserve will commence at the earlier of (i) 1/1/05 if J.P. Morgan Chase & Company has failed to extend the lease, or
(ii) an earlier date if it is determined that there will be insufficient cash flow to fully fund the reserve by the lease expiration date. The borrower will deposit an amount equal to all excess cashflow from the property, until such time as the balance equals approximately $14.5 million.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                            [LOGO] MERRILL LYNCH

     REPLACEMENT RESERVE: In the event that the lease held by J.P. Morgan Chase & Company expires or terminates and an approved replacement tenant is not occupying the entire property under an approved replacement lease, borrower will be required to make monthly payments of $7,500 for replacement reserves.

     CASH MANAGEMENT/LOCKBOX. The borrower under the Two Chase Manhattan Plaza Mortgage Loan must cause all rents from the Two Chase Manhattan Plaza Property to be deposited directly into a lender controlled rent account. Rents will be transferred from the lender controlled account to a separate account controlled by the related borrower.

     PROVISION FOR FUTURE MEZZANINE DEBT. The borrower under the Two Chase Manhattan Plaza Mortgage Loan has a one time right to incur mezzanine debt in the event that J.P. Morgan Chase & Company fails to extend its lease and the leasing reserve is not sufficient to pay the retenanting costs for the Two Chase Manhattan Plaza Property, of which up to $5 million of the mezzanine debt may be used for expenditures associated with replacements and alterations to the Two Chase Manhattan Plaza Property. The related borrower must also satisfy certain conditions contained in the related mortgage loan documents, including obtaining rating agency approval, prior to incurring any mezzanine debt. Any such mezzanine debt shall subject to an inter-creditor agreement acceptable to lender and the rating agencies. In addition, the Two Chase Manhattan Plaza Loan shall have a minimum DSCR of 1.60x and combined minimum DSCR with the mezzanine debt of 1.35x.




MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                           [LOGO] MERRILL LYNCH


3. THE TOWERPOINT RESORT/GOOD LIFE MORTGAGE LOANS. General Characteristics of the Towerpoint Resort/Good Life Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:        $39,900,000          Property Type:               Manufactured Housing
-----------------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:    4.39%                Location:                    Mesa, Arizona
-----------------------------------------------------------------------------------------------------------------------------------
Originator:                            PMCC                 Year Built/Renovated:        1976/1999
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                7.840%               Total Appraised Value:       $51,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Maturity Date:                         June 1, 2011         Appraisal Date:              July 28, 2000
-----------------------------------------------------------------------------------------------------------------------------------
ARD Loan:                              No                   Encumbered Interest:         Fee
-----------------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:            N/A                  Cut-off Date LTV Ratio:      78.24%
-----------------------------------------------------------------------------------------------------------------------------------
Amortization Term:                     360(1)               Maturity/ARD LTV Ratio:      69.81%
-----------------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                  Actual/360           Occupancy Rate:              90.0% / 91.2%
-----------------------------------------------------------------------------------------------------------------------------------
Call Protection:                       L(48), D(71), O(7)   Occupancy Date:              June 30, 2000
-----------------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:       Yes(2)               Property Manager:            Continental Community Management Services,
                                                                                         LLC(3)
-----------------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                          Acquisition          Acquisition Price:           $50,800,000
-----------------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                Portfolio            U/W DSCR:                    1.22x
-----------------------------------------------------------------------------------------------------------------------------------

(1) 18-payment interest only period followed by amortization on a 30-year schedule for 42-payments and amortization on a 25-year schedule for the final 66-payments.

(2) The Towerpoint Resort/Good Life Mortgage Loans are two cross-collateralized and cross-defaulted loans made to related borrowers.

(3) Affiliated with the borrowers under the Towerpoint Resort/Good Life Mortgage Loans.

     THE TOWERPOINT RESORT/GOOD LIFE BORROWERS AND SPONSOR Towerpoint MHC, LLC is the borrower under one of the Towerpoint Resort/Good Life Mortgage Loans, and Good Life MHC, LLC is the borrower under the other. Each such borrower is a single purpose, bankruptcy remote limited liability company owned by its managing member--Towerpoint I, Inc. in the case of Towerpoint MHC, LLC and Good Life I, Inc. in the case of Good Life MHC, LLC--and by Continental Communities, LLC, and controlled through Continental Communities, LLC by Continental Communities Holdings, LLC.

     THE TOWERPOINT RESORT/GOOD LIFE PROPERTIES The Towerpoint/Good Life Mortgage Loans are secured by two manufactured home communities in Mesa, Arizona. The table below identifies those properties:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Allocated
                                                            Occupancy     Year Built/     Appraised        U/W           Loan
          Property Name              City    State    Pads  Rate at U/W    Renovated        Value          NCF          Amount
----------------------------------------------------------------------------------------------------------------------------------
Towerpoint Resort Mobile Home Park   Mesa      AZ    1,113    91.20%       1977/1999     $25,600,000    $2,148,071   $20,235,000
----------------------------------------------------------------------------------------------------------------------------------
Good Life Mobile Home Park           Mesa      AZ    1,179    90.00%       1976/1999     $25,400,000    $2,085,977    19,665,000
----------------------------------------------------------------------------------------------------------------------------------
Total                                                2,292    90.58%                     $51,000,000    $4,234,048   $39,900,000
----------------------------------------------------------------------------------------------------------------------------------


     THE TOWERPOINT RESORT MOBILE HOME PARK PROPERTY. The Towerpoint Resort Mobile Home Park Property is a 65.83 acre property located in Mesa, Arizona. It is improved by a 1,113-pad manufactured home community. The improvements at the property include 37,206 square feet of common area recreational and craft rooms, including a library, billiard room, computer center, exercise room and a 900 seat ballroom/auditorium. Additional amenities include two swimming pools, 20 lighted shuffle board courts and three laundry facilities.

     SPECIAL RESERVES - There are two special reserves set up for the Towerpoint Resort Mobile Home Park Property, a Seasonal Reserve and a Sinking fund Reserve. Payments to the Seasonal Reserve are made from October through March in an amount sufficient to fund debt service and other reserve payments for the following April through September. The Sinking Fund Reserve initial payment of $178,000 is due on or about February 1, 2008, with subsequent payments every six months thereafter, increasing to $225,031 due on February 1, 2011, whereby the reserve will total $1,405,263. The borrower may deposit either cash or letters of credit into the Sinking Fund Reserve.



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                           [LOGO] MERRILL LYNCH

     THE GOOD LIFE MOBILE HOME PARK PROPERTY. The Good Life Mobile Home Park Property is a 59.48 acre property located in Mesa, Arizona. It is improved by a 1,179 pad manufactured home community. The improvements at the property include 48,611 square feet of common area recreational and craft rooms, including a library, billiard room, computer center, exercise room and a 800-seat ballroom/auditorium. Additional amenities include two swimming pools, two spas, 24 lighted shuffle board courts and three laundry facilities.

     SPECIAL RESERVES - There are two special reserves set up for the Good Life Mobile Home Park Property, a Seasonal Reserve and a Sinking fund Reserve. Payments to the Seasonal Reserve are made from October through March in an amount sufficient to fund debt service and other reserve payments for the following April through September. The Sinking Fund Reserve initial payment of $171,597 is due on or about February 1, 2008, with subsequent payments every six months thereafter, increasing to $219,461 due on February 1, 2011, whereby the reserve will total $1,370,478. The borrower may deposit either cash or letters of credit into the Sinking Fund Reserve.

     CASH MANAGEMENT/LOCKBOX. The borrowers under the Towerpoint Resort/Good Life Mortgage Loans must cause the property manager to deposit all rents from the related mortgaged real properties into a lender controlled rent account



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                           [LOGO] MERRILL LYNCH


4. THE IDT BUILDING MORTGAGE LOAN. General Characteristics of the IDT Building Mortgage Loan.

-----------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:         $29,965,904.07                   Property Type:             Office
-----------------------------------------------------------------------------------------------------------------------------------
Loan Per Sq. Ft.:                       $67.46                           Sq. Ft.:                   444,180
-----------------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:     3.30%                            Location:                  Newark, New Jersey
-----------------------------------------------------------------------------------------------------------------------------------
Originator:                             PMCC                             Year Built/Renovated:      1956/1990
-----------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                 8.900%                           Appraised Value:           $43,600,000
-----------------------------------------------------------------------------------------------------------------------------------
Maturity Date:                          April 1, 2020                    Appraisal Date:            January 1, 2000
-----------------------------------------------------------------------------------------------------------------------------------
ARD Loan:                               No                               Encumbered Interest:       Fee
-----------------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:             N/A                              Cut-off Date LTV Ratio:    68.73%
-----------------------------------------------------------------------------------------------------------------------------------
Amortization Term:                      240(1)                           Maturity/ARD LTV Ratio:    0%
-----------------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                   Actual/360                       Occupancy Rate:            100%
-----------------------------------------------------------------------------------------------------------------------------------
Call Protection:                        L(49), D or > YM or 1% (184),    Occupancy Date:            February 24, 2000
                                        O(7)
-----------------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:        No                               Property Manager:          Westminster Management, L.P.(2)
-----------------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                           Refinance                        Acquisition Price:         N/A
-----------------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                 Single Asset                     U/W DSCR:                  1.20x
-----------------------------------------------------------------------------------------------------------------------------------

(1) Monthly payments are based on a 300-month amortization schedule for 120-payments and on a 120-month amortization schedule for the remaining 120-payments.

(2)  An affiliate of the borrower under the IDT Building Mortgage Loan.

     THE IDT BUILDING BORROWER AND SPONSOR. 520 Broad Street Associates, LLC is the borrower under the IDT Building Mortgage Loan. It is a single purpose, bankruptcy remote, limited liability company and controlled by Charles Kushner through its managing member, 520 Broad Street Realty Corp.

     THE IDT BUILDING PROPERTY. The IDT Building Property is a 4.33 acre property located in Newark, New Jersey. It is improved by an 18-story office building and multi-level parking garage. The improvements consist of 444,180 square feet of net rentable area. The property is 100% leased to IDT Corporation for a term of 20 years and three months ending March 31, 2020, with three 10-year renewal options. The rent as of March 2000 was $362,030 per month. The lease is a full net lease with the tenant being responsible for payment of real estate taxes, insurance and utilities and for all repair and maintenance obligations including any structural work.

     Set forth below is information regarding the escrows and reserves for the IDT Building Property:

----------------------------------------------------------------------------------------------------------
             Reserve Type                         Initial Reserve Deposit         Monthly Reserve Deposit
----------------------------------------------------------------------------------------------------------
Real Estate Tax Reserve                                $514,969.40                     $128,742.35
----------------------------------------------------------------------------------------------------------
Insurance Reserve                                      $ 14,941.30                     $  5,968.21
----------------------------------------------------------------------------------------------------------
Replacement Reserve                                    $     0                         $  8,070.00
----------------------------------------------------------------------------------------------------------

     CASH MANAGEMENT/LOCKBOX. The borrower under the IDT Building Mortgage Loan must cause all rents from the IDT Building Property to be deposited directly into a lender controlled rent account.



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                           [LOGO] MERRILL LYNCH


5. THE OHANA WAIKIKI TOWER MORTGAGE LOAN. General Characteristics of the Ohana Waikiki Tower Mortgage Loan.

----------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $22,924,256         Property Type:               Hotel
----------------------------------------------------------------------------------------------------------------------
Loan Per Room:                            $52,101             Rooms:                       440
----------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:       2.52%               Location:                    Honolulu, Hawaii
----------------------------------------------------------------------------------------------------------------------
Originator:                               PMCC                Year Built/Renovated:        1977/ 2000
----------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                   7.60%               Appraised Value:             $43,900,000
----------------------------------------------------------------------------------------------------------------------
Maturity Date:                            April 1, 2011       Appraisal Date:              February 1, 2001
----------------------------------------------------------------------------------------------------------------------
ARD Loan:                                 No                  Encumbered Interest:         Fee/Leasehold
----------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:               N/A                 Cut-off Date LTV Ratio:      52.22%
----------------------------------------------------------------------------------------------------------------------
Amortization Term:                        300                 Maturity/ARD LTV Ratio:      49.59%
----------------------------------------------------------------------------------------------------------------------
Interest Calculation:                     Actual/360          Occupancy Rate:              69.80%
----------------------------------------------------------------------------------------------------------------------
Call Protection:                          L(48),  D(68),      Occupancy Date:              December 31, 2000
                                          O(4)
----------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:          No                  Property Manager:            Outrigger Hotels Hawaii
                                                                                           (1)
----------------------------------------------------------------------------------------------------------------------
Loan Purpose:                             Refinance           Acquisition Price:           N/A
----------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset        U/W DSCR:                    1.58x
----------------------------------------------------------------------------------------------------------------------

(1) An affiliate of the Borrower under the Ohana Waikiki Tower Mortgage Loan.

     THE OHANA WAIKIKI TOWER LOAN BORROWER AND SPONSOR. OWT, LLC is the borrower under the Ohana Waikiki Tower Mortgage Loan. It is a single purpose limited liability company owned by OEW, Inc., and controlled by Outrigger Enterprises, Inc.

     Outrigger Enterprises, Inc. is a privately owned investment holding company based in Honolulu, Hawaii. Outrigger Enterprises, Inc. is the parent company of Outrigger Hotels & Resorts, the largest full-service lodging and hospitality company in Hawaii. Outrigger Hotels & Resorts has over 50 years of experience in the ownership and management of hotel properties and has approximately 35 hotels and resort condominiums and 10,400 hotel rooms and condominium units under its management.

     THE OHANA WAIKIKI TOWER PROPERTY. The Ohana Waikiki Tower Property is a
0.94 acre property located within the Waikiki Resort District of Honolulu, Hawaii. The Ohana Waikiki Tower Property is improved by a hotel, with 440 guestrooms including a two-story penthouse (which is not currently offered to the market, nor underwritten), that was built in 1977 and was extensively renovated in 2000. Amenities at the Ohana Waikiki Tower Property include an outdoor pool and sundeck, full-service restaurant, room service, tour desks and retail stores. Set forth below is information regarding the average occupancy, the average daily rate and the revenue per available room for the Ohana Waikiki Tower Property.

----------------------------------------------------------------------------------------------------------------------------------
       Average              Average Daily        Revenue Per Available               Net                    Based on 12 months
      Occupancy                  Rate                     Room                    Cash Flow                       Ended
----------------------------------------------------------------------------------------------------------------------------------
       81.70%                   $70.75                   $57.78                   $3,348,574                 December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
       77.10%                   $72.36                   $55.80                   $3,048,836                 December 31, 1999
----------------------------------------------------------------------------------------------------------------------------------
       69.80%                   $79.83                   $55.72                   $3,377,875                 December 31, 2000
----------------------------------------------------------------------------------------------------------------------------------
       70.26%                   $78.14                   $54.90                   $3,239,907                   Underwritten
----------------------------------------------------------------------------------------------------------------------------------

     Set forth below is information regarding the escrows and reserves for the Ohana Waikiki Tower Property Escrows and Reserves:

------------------------------------------------------------------------------------------------------------------------------------
              Reserve Type              Initial Reserve Deposit                      Monthly Reserve Deposit
------------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures & Equipment Reserve            $0             1/12th of 4% of the property's prior calendar year gross revenues.
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Tax Reserve                         $150,000 (1)                                    $0
------------------------------------------------------------------------------------------------------------------------------------
Insurance Reserve                                $19,000 (1)                                    $0
------------------------------------------------------------------------------------------------------------------------------------

     (1) A Letter of Credit has been posted in lieu of cash, see the Prospectus Supplement for a more complete description.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

                           [LOGO] MERRILL LYNCH

     CASH MANAGEMENT/LOCKBOX. The borrower under the Ohana Waikiki Tower Mortgage Loan must cause the property manager to deposit all hotel receipts from the Ohana Waikiki Tower Property into a specified account. Unless and until an event of default occurs under the Ohana Waikiki Mortgage Tower Mortgage Loan or the net operating income debt service coverage ratio is less than 1.30x, the related borrower will have access to those funds

     GROUND LEASE. The Ohana Waikiki Tower Property is subject to a ground lease which expires on November 30, 2050. 75% of the fee interest in the property is owned by OWT, LLC and the remaining 25% is owned by RRK Hotel Associates, LLC and RRK Land Company, LLC both of whom are affiliated with the borrower and lease their interest to OWT, LLC.



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

6. THE ANCHORAGE PORTFOLIO MORTGAGE LOANS. General Characteristics of the Anchorage Portfolio Mortgage Loans.

-------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $22,652,565        Property Type:             Office/Industrial
-------------------------------------------------------------------------------------------------------------------------------
Loan Per Sq. Ft.:                         $47.46             Total Sq. Ft.:             477,329
-------------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:       2.49%              Location:                  Anchorage, Alaska
-------------------------------------------------------------------------------------------------------------------------------
Originator:                               PMCC               Year Built/Renovated:      Various
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                   7.660%             Total Appraised Value:     $31,500,000
-------------------------------------------------------------------------------------------------------------------------------
Maturity Date:                            January 1, 2011    Appraisal Date:            October 30, 2000
-------------------------------------------------------------------------------------------------------------------------------
ARD Loan:                                 No                 Encumbered Interest:       Fee / Leasehold
-------------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:               N/A                Cut-off Date LTV Ratio:    71.91%
-------------------------------------------------------------------------------------------------------------------------------
Amortization Term:                        264                Maturity/ARD LTV Ratio:    56.82%
-------------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                     Actual/ 360        Occupancy Rate:            93.22%/97.75%
-------------------------------------------------------------------------------------------------------------------------------
Call Protection:                          L(48), D(68),      Occupancy Date:            April 19, 2001
                                          O(4)
-------------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:          Yes(1)             Property Manager:          Cameron Realty Management, Inc.(2)
-------------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                             Acquisition        Acquisition Price:         $30,000,000
-------------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                   Portfolio          U/W DSCR:                  1.46x
-------------------------------------------------------------------------------------------------------------------------------

(1) The Anchorage Portfolio Mortgage Loans are two cross-collateralized and cross-defaulted loans made to related borrowers.

(2)  An affiliate of the borrowers under the Anchorage Portfolio Mortgage Loans.

     THE ANCHORAGE PORTFOLIO BORROWERS AND SPONSOR. Anchorage Business Center, LLC and Anchorage Distribution Center, LLC are the borrowers under the Anchorage Portfolio Mortgage Loans.

     Anchorage Business Center, LLC is a single purpose, bankruptcy remote limited liability company owned by Ziegler Anchorage Holding, LLC (99%) and Anchorage Business Center Managing Member, Inc., its managing member (1%), and controlled through its managing member by John S. Ziegler.

     Anchorage Distribution Center, LLC is a single purpose, bankruptcy remote limited liability company owned by Ziegler Anchorage Holding, LLC (99%) and Anchorage Distribution Center Managing Member, Inc., its managing member (1%), and controlled through its managing member by John S. Ziegler.

     THE ANCHORAGE PORTFOLIO PROPERTIES: Set forth below are certain characteristics of the properties

---------------------------------------------------------------------------------------------------------------------------------
                                                                Occupancy      Year                                    Allocated
                                                      Square       Rate       Built/      Appraised         U/W           Loan
        Property Name            City       State      Feet       at U/W    Renovated       Value           NCF          Amount
---------------------------------------------------------------------------------------------------------------------------------
Anchorage Business Park        Anchorage   Alaska    183,945      93.22%    1974/ N/A    $16,500,000    $1,571,815    $12,012,000
---------------------------------------------------------------------------------------------------------------------------------
Anchorage Distribution
   Center                      Anchorage   Alaska    293,384      97.75%     1973/ N/A   $ 15,000,000   $1,477,898    $10,758,000
---------------------------------------------------------------------------------------------------------------------------------

     THE ANCHORAGE BUSINESS PARK. The improvements at the Anchorage Business Park were constructed in five phases between 1975 and 1978 and consist of 14 single-story buildings. The improvements are comprised of 183,945 rentable square feet of office space and 736 parking spaces. Based upon a April 19, 2001 rent roll, the improvements at the Anchorage Business Park are 93.22% occupied by a total of 34 tenants, with the five largest tenants accounting for 76,197 square feet or 41.42% of the property's rentable area. Set forth below is information regarding the three largest tenants at the Anchorage Business Park:

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                In-Place
                                                                              % of            In-Place          Annualized
                                             Lease                            Total          Annualized         Base Rent
             Tenant Name                   Expiration          Tenant SF    Tenant SF         Base Rent        Per Sq. Ft.
------------------------------------------------------------------------------------------------------------------------------
         First Health Services            January 2003          33,870        18.41%           $620,508           $18.32
------------------------------------------------------------------------------------------------------------------------------
      Cellular Alaska Partnership         November 2005         13,879         7.55%           $273,139           $19.68
------------------------------------------------------------------------------------------------------------------------------
    ENSR Consulting and Engineering       December 2003         10,411         5.66%           $184,872           $17.76
------------------------------------------------------------------------------------------------------------------------------

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

6.       THE ANCHORAGE PORTFOLIO MORTGAGE LOANS. (CONT'D)

     Set forth below is information regarding the escrows and reserves for the Anchorage Business Center:

------------------------------------------------------------------------------------------------------------
Reserve Type                                  Initial Reserve Deposit           Monthly Reserve Deposit
------------------------------------------------------------------------------------------------------------
Real Estate Taxes Reserve                            $121,426                           $20,238
------------------------------------------------------------------------------------------------------------
Insurance Reserve                                     $ 2,515                             $ 838
------------------------------------------------------------------------------------------------------------
Replacement Reserve                                     $   0                            $3,721
------------------------------------------------------------------------------------------------------------
TI/LC Reserve                                        $150,000                           $24,000
------------------------------------------------------------------------------------------------------------

     THE ANCHORAGE DISTRIBUTION CENTER. The improvements at the Anchorage Distribution Center were constructed between 1973 and 1975 and consist of three single-story buildings. The improvements are comprised of 293,384 rentable square feet of industrial/warehouse and office space and 142 parking spaces. Based upon the April 19, 2001 rent roll, the improvements at the Anchorage Distribution Center are 97.75% occupied by a total of ten tenants, with the five largest tenants accounting for 241,316 square feet or approximately 82.25% of the property's rentable area. Set forth below is information regarding the three largest tenants at the Anchorage Distribution Center:

----------------------------------------------------------------------------------------------------------------------
                                                                                                        In-Place
                                                                      % of            In-Place         Annualized
                                    Lease                             Total          Annualized         Base Rent
       Tenant Name                Expiration        Tenant SF        Tenant SF        Base Rent        Per Sq. Ft.
----------------------------------------------------------------------------------------------------------------------
   American Fast Freight          July 2003          83,217           28.36%         $682,894            $8.21
----------------------------------------------------------------------------------------------------------------------
       General Parts           September 2003        54,150           18.45%         $441,864            $8.16
----------------------------------------------------------------------------------------------------------------------
    McKesson Corporation          July 2007          39,450           13.44%         $326,646            $8.28
----------------------------------------------------------------------------------------------------------------------

     Set forth below is information regarding the escrows and reserves for the Anchorage Distribution Center.

------------------------------------------------------------------------------------------------------------
Reserve Type                                  Initial Reserve Deposit           Monthly Reserve Deposit
------------------------------------------------------------------------------------------------------------
Real Estate Taxes Reserve                            $    94,051                     $    15,675
------------------------------------------------------------------------------------------------------------
Insurance Reserve                                    $     2,515                     $       838
------------------------------------------------------------------------------------------------------------
Replacement Reserve                                  $         0                     $     3,668
------------------------------------------------------------------------------------------------------------
TI/LC Reserve                                        $    80,000                     $    14,000
------------------------------------------------------------------------------------------------------------

     CASH MANAGEMENT/LOCKBOX. Until the mezzanine financing described in the next paragraph is paid in full, and until either the renewal or retenanting of space currently leased by Program for Infants/Children, Burnham Services, Metropolitan Life, Baker Petrolite, Baker Oil Tools, Cellular Alaska Partnership and SKW Eskimo, in respect to the Anchorage Business Park Property, or ARCO Alaska, Inc., in respect to the Anchorage Distribution Center Property, the borrowers under the Anchorage Portfolio Mortgage Loans must cause all rental payments from the Anchorage Portfolio Properties to be remitted to a lender controlled account. Unless and until an event of default occurs under the Anchorage Portfolio Mortgage Loans, however, the borrower will have access to those rental payments.

     MEZZANINE FINANCING. PMCC Inc. has provided mezzanine financing to Ziegler Anchorage Holdings, LLC in the amount of $850,000 to purchase the Anchorage Business Park and $925,000 to purchase the Anchorage Distribution Center. This financing is evidenced by a single note in the amount of $1,775,000. The current balance is $1,665,472. The interest rate is equal to 6.5 percentage points above LIBOR, as reported on the next to last business day of the immediately preceding calendar month. The mezzanine loan will fully amortize over a five year period.

     GROUND LEASE. Anchorage Distribution Center, LLC holds its leasehold interest in the Anchorage Distribution Center under a ground lease with Robert
G. Sholton. The ground lease provides for fixed monthly ground lease payments that currently total $150,564 annually. The ground lease expires on June 30, 2028.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

7. THE GABLES STONEBRIDGE APARTMENTS MORTGAGE LOAN. General Characteristics of the Gables Stonebridge Apartments Mortgage Loan.

-------------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:          $22,000,000           Property Type:             Multifamily
-------------------------------------------------------------------------------------------------------------------------------
Loan Per Unit:                           $44,000               Units:                     500
-------------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:      2.42%                 Location:                  Cordova, Tennessee
-------------------------------------------------------------------------------------------------------------------------------
Originator:                              PMCC                  Year Built/Renovated:      1994/ NA
-------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                  7.220%                Appraised Value:           $27,600,000
-------------------------------------------------------------------------------------------------------------------------------
Maturity Date:                           January 1, 2011       Appraisal Date:            December 12, 2000
-------------------------------------------------------------------------------------------------------------------------------
ARD Loan:                                No                    Encumbered Interest:       Fee
-------------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:              N/A                   Cut-off Date LTV Ratio:    79.71%
-------------------------------------------------------------------------------------------------------------------------------
Amortization Term:                       360(1)                Maturity/ARD LTV Ratio:    72.48%
-------------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                    Actual/ 360           Occupancy Rate at U/W:     93.80%
-------------------------------------------------------------------------------------------------------------------------------
Call Protection:                         L(48), D(68), O(4)    Occupancy Date:            April 11, 2001
-------------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:         No                    Property Manager:          Gables Residential Services, Inc.(2)
-------------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                            Acquisition           Acquisition Price:         $ 26,720,800
-------------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                  Single-Asset          U/W DSCR:                  1.28x
-------------------------------------------------------------------------------------------------------------------------------


(1) 24-payment interest only period followed by amortization on a 30-year schedule.

(2) An affiliate of the borrower under the Gables Stonebridge Apartments Mortgage Loan. Gables Residential Services, Inc. has over 18 years of multifamily management experience and over 40,000 apartment units currently under its management in the primary markets of Georgia, Florida, Tennessee and Texas.

     THE GABLES STONEBRIDGE APARTMENTS BORROWER AND SPONSOR. CMS Stonebridge, LLC is the borrower under the Gables Stonebridge Apartments Loan. It is a single purpose, bankruptcy remote limited liability company owned by CMS Tennessee Multifamily Joint Venture, LP (99%) and CMS Stonebridge Manager, LLC (1%), its managing member, and controlled through its managing member by CMS Stonebridge Manager Corporation.

     CMS Tennessee Multifamily Joint Venture, LP is a Delaware limited partnership and a 99% limited partner of the borrower. CMS Entrepreneurial II Partners is a Delaware general partnership which owns a 68% limited partnership interest in CMS Tennessee Multifamily Joint Venture, LP. CMS Entrepreneurial II Partners is an affiliate of Capital Management Systems. Capital Management Systems and its affiliates have been actively engaged in real estate and business investing for 19 years. Capital Management Systems invests in real estate transactions involving multifamily, retail, office and other properties.

     THE GABLES STONEBRIDGE APARTMENTS PROPERTY. The Gables Stonebridge Apartments Property is a 32.28 acre property located in Cordova, Tennessee, which is improved by a 500 unit garden-style apartment complex. The improvements at the Gables Stonebridge Apartments Property were constructed in three phases between 1994 and 1996 and consist of 36 two- and three-story buildings containing 439,880 square feet of space. Amenities at the Gables Stonebridge Apartments Property include a leasing office, two maintenance buildings, 922 parking spaces, two tennis courts, two swimming pools, two jacuzzis, a stocked lake, car wash, fitness center with sauna, picnic areas and a gated entrance. Based on the April 11, 2001 rent roll, the Gables Stonebridge Apartments Property is 93.8% occupied.

     Set forth below is information regarding the unit mix at the Gables Stonebridge Apartments Property:

--------------------------------------------------------------------------------------------------------------------
        Unit Type                   # Units                  Average Sq. Ft.                  Average Rent
--------------------------------------------------------------------------------------------------------------------
    1 Bedroom / 1 Bath                 87                           640                           $605
--------------------------------------------------------------------------------------------------------------------
    1 Bedroom / 1 Bath                109                           733                           $586
--------------------------------------------------------------------------------------------------------------------
    2 Bedroom / 2 Bath                 53                           880                           $700
--------------------------------------------------------------------------------------------------------------------
   2 Bedrooms / 2 Bath                189                           973                           $666
--------------------------------------------------------------------------------------------------------------------
   3 Bedrooms / 2 Bath                 16                         1,123                           $820
--------------------------------------------------------------------------------------------------------------------
   3 Bedrooms / 2 Bath                 46                         1,213                           $850
--------------------------------------------------------------------------------------------------------------------

     Set forth below is information regarding the escrows and reserves for the Gables Stonebridge Apartments Property:

------------------------------------------------------------------------------------------------
Reserve Type                       Initial Reserve Deposit          Monthly Reserve Deposit
------------------------------------------------------------------------------------------------
Real Estate Taxes Reserve                    $   0                            $30,545
------------------------------------------------------------------------------------------------
Insurance Reserve                            $   0                            $ 3,720
------------------------------------------------------------------------------------------------
Replacement Reserve                          $   0                            $ 9,542
------------------------------------------------------------------------------------------------


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

8. THE OUTRIGGER PORTFOLIO MORTGAGE LOAN. General Characteristics of the Outrigger Portfolio Mortgage Loan.

-----------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:          $20,726,724           Property Type:             Hotel
-----------------------------------------------------------------------------------------------------------------
Loan Per Room:                           $41,620               Total Rooms:               498
-----------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:      2.28%                 Location:                  Honolulu, Hawaii
-----------------------------------------------------------------------------------------------------------------
Originator:                              PMCC                  Year Built/Renovated:      1967/1997
-----------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                  7.60%                 Total Appraised Value:     $49,350,000
-----------------------------------------------------------------------------------------------------------------
Maturity Date:                           April 1, 2011         Appraisal Date:            February 1, 2001
-----------------------------------------------------------------------------------------------------------------
ARD Loan:                                No                    Encumbered Interest:       Fee/Leasehold
-----------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:              N/A                   Cut-off Date LTV Ratio:    42.00%
-----------------------------------------------------------------------------------------------------------------
Amortization Term:                       300                   Maturity/ARD LTV Ratio:    34.25%
-----------------------------------------------------------------------------------------------------------------
Interest Calculation:                    Actual/360            Occupancy Rate:            76.30%
-----------------------------------------------------------------------------------------------------------------
Call Protection:                         L(48), D(68), O(4)    Occupancy Date:            December 31, 2000
-----------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:         No                    Property Manager:          Outrigger Hotels Hawaii
-----------------------------------------------------------------------------------------------------------------
Loan Purpose:                            Refinance             Acquisition Price:         N/A
-----------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                  Portfolio             U/W DSCR:                  1.49x
-----------------------------------------------------------------------------------------------------------------

     THE OUTRIGGER PORTFOLIO LOAN BORROWER AND SPONSOR. IRL, LLC is the borrower under the Outrigger Portfolio Mortgage Loan. It is a single purpose limited liability company owned by LRI, Inc., Outrigger Hotels Hawaii and Outrigger Enterprises, Inc., and controlled by Outrigger Enterprises, Inc.

     Outrigger Enterprises, Inc. is a privately owned investment holding company based in Honolulu, Hawaii. Outrigger Enterprises, Inc. is the parent company of Outrigger Hotels & Resorts, the largest full-service lodging and hospitality company in Hawaii. Outrigger Hotels & Resorts has over 50 years of experience in the ownership and management of hotel properties and has approximately 35 hotels and resort condominiums and 10,400 hotel rooms and condominium units under its management. The loan summary indicates that the three hotels are "affiliated" with Outrigger Hotels and Resorts.

     THE OUTRIGGER PORTFOLIO PROPERTIES. THE OUTRIGGER PORTFOLIO PROPERTIES ARE COMPRISED OF:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Revenue
                                      No.        Year                  Average    Per                                  Allocated
                                      of        Built/     Average      Daily   Available     Appraised    U/W           Loan
   Property Name   City     State   Rooms     Renovated   Occupancy(1)  Rate(1)  Room(1)        Value      NCF           Amount
----------------------------------------------------------------------------------------------------------------------------------
Ohana Reef Lanai  Honolulu  Hawaii   110     1969/ 1990     71.05%     $93.32    $66.30    $  8,500,000  $   324,368   $ 3,569,952
----------------------------------------------------------------------------------------------------------------------------------
Ohana Royal
Islander          Honolulu  Hawaii   101     1967/ 1996     70.48%     $64.48    $45.44    $  8,800,000  $   508,887   $ 3,695,951
----------------------------------------------------------------------------------------------------------------------------------
Outrigger
Islander Waikiki  Honolulu  Hawaii   287     1967/ 1997     79.81%     $75.05    $59.90    $ 32,050,000  $  1,927,055  $13,460,821
----------------------------------------------------------------------------------------------------------------------------------

(1)  Based on 12 months ended December 31, 2000



         Set forth below is information regarding the escrows and reserves for the Outrigger Portfolio Properties:

----------------------------------------------------------------------------------------------------------------------------------
              Reserve Type                Initial Reserve Deposit                       Monthly Reserve Deposit
----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures & Equipment Reserve                 $0          1/12th of 4% of the property's prior calendar year gross
                                                                    revenues.
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Tax Reserve                           $200,000 (1)                                     $0
----------------------------------------------------------------------------------------------------------------------------------
Insurance Reserve                                  $20,000 (1)                                     $0
----------------------------------------------------------------------------------------------------------------------------------

     (1) A Letter of Credit has been posted in lieu of cash, see the Prospectus Supplement for a more complete description.

     THE OHANA REEF LANAI. PROPERTY The Ohana Reef Lanai is a full-service hotel. It was built in 1969 and renovated in 1990. The Ohana Reef Lanai has 110 mid-price guestrooms, heavily weighted with suites and kitchenettes. Most rooms have balconies, providing views of Fort De Russy Park, the ocean, mountains, and the city. The Ohana Reef Lanai has six retail tenants, including Buzz's Steak & Lobster, Data Wave Services and Diamond Parking. Amenities include an on-site restaurant and guest laundry facilities.

MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

     THE OHANA ROYAL ISLANDER PROPERTY. The Ohana Royal Islander is a full-service hotel. It was built in 1967 and renovated in 1996. The Ohana Royal Islander has 101 economy-price guestrooms, most of which are equipped with a kitchenette and balconies. Amenities at the Ohana Royal Islander property include room service, complimentary morning coffee, and guest laundry facilities. The Ohana Royal Islander property has seven retail tenants, including McDonald's and Alamo Rent a Car.

     THE OUTRIGGER ISLANDER WAIKIKI PROPERTY. The Outrigger Islander Waikiki is a 287 room full-service hotel. It was built in 1967 and underwent extensive renovations 1997. Amenities at the Outrigger Islander Waikiki property include various food and retail outlets, an activity desk and an outdoor pool. The Outrigger Islander Waikiki property has 11 retail tenants, including Kenneth Cole New York.

     CASH MANAGEMENT/LOCKBOX. The borrower under the Outrigger Portfolio Mortgage Loan must cause the property manager to deposit all rents and profits from the Outrigger Portfolio Properties into a specified account. Unless and until the earlier to occur of an Event of Default under the Outrigger Portfolio Mortgage Loan, or the debt service coverage ratio is less than 1.15x, the related borrower will have access to those funds.

     GROUND LEASE. The Ohana Reef Lanai is subject to an unsubordinated ground lease through 2094. Annual payments under the ground lease are $342,516.



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

9. THE 500 SOUTH FRONT STREET MORTGAGE LOAN. General Characteristics of the 500 South Front Street Mortgage Loan.

----------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:           $19,078,070            Property Type:                Office
----------------------------------------------------------------------------------------------------------------------------
Loan Per Sq. Ft.:                         $130.86                Sq. Ft.:                      146,340
----------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:       2.10%                  Location:                     Columbus, Ohio
----------------------------------------------------------------------------------------------------------------------------
Originator:                               PMCC                   Year Built/Renovated:         1990/ N/A
----------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                   8.130%                 Appraised Value:              $25,000,000
----------------------------------------------------------------------------------------------------------------------------
Maturity Date:                            November 1, 2010       Appraisal Date:               July 26, 2000
----------------------------------------------------------------------------------------------------------------------------
ARD Loan:                                 No                     Encumbered Interest:          Fee
----------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:               N/A                    Cut-off Date LTV Ratio:       76.31%
----------------------------------------------------------------------------------------------------------------------------
Amortization Term:                        360                    Maturity/ARD LTV Ratio:       68.69%
----------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                     Actual/ 360            Occupancy Rate at U/W:        98.7%
----------------------------------------------------------------------------------------------------------------------------
Call Protection:                          L(48), D(68), O(4)     Occupancy Date:               March 13, 2001
----------------------------------------------------------------------------------------------------------------------------
Cross Collateralization/Default:          No                     Property Manager:             ROI Realty Services, Inc.(1)
----------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                             Refinance              Acquisition Price:            N/A
----------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                   Single Asset           U/W DSCR:                     1.24x
----------------------------------------------------------------------------------------------------------------------------

(1) Affiliate of the borrower under the 500 South Front Street Mortgage Loan.

     THE 500 SOUTH FRONT STREET BORROWER AND SPONSOR. 500 South Front Street Limited Partnership is the borrower under the 500 South Front Street Loan. It is a single purpose, bankruptcy remote limited partnership owned by 500 Partners, LLC, as both a general partner (83.95%) and a limited partner (10.50%), and CB Equity Partners, as a limited partner (5.55%), and controlled by Peter Edwards.

     THE 500 SOUTH FRONT STREET PROPERTY. The 500 South Front Street Property is a 4.93 acre property located in Columbus, Ohio. It is improved by a 12-story 146,340 square foot office building. The improvements were constructed in 1990 and consist of 142,229 square feet of office space and 4,111 square feet of retail space. The third, fourth, fifth and half of the sixth floors of the building contain a parking garage with 597 parking spaces. Set forth below is information regarding the three largest tenants at the 500 South Front Street
Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   In-Place
                                                                                     % of        In-Place         Annualized
                                                                                     Total       Annualized       Base Rent
           Tenant Name                   Lease Expiration           Tenant SF      Tenant SF      Base Rent      Per Sq. Ft.
--------------------------------------------------------------------------------------------------------------------------------
   Crabbe, Brown, Jones et al.             October 2011              29,847          20.40%       $473,970          $15.88
--------------------------------------------------------------------------------------------------------------------------------
     Groner, Boyle & Quillan                June 2003                21,975          15.02%       $352,098          $16.02
--------------------------------------------------------------------------------------------------------------------------------
               FBI                          July 2003                14,193          9.70%        $319,861          $22.54
--------------------------------------------------------------------------------------------------------------------------------

         Set forth below is information regarding the escrows and reserves for the 500 South Front Street Property:

-------------------------------------------------------------------------------------------------------
Reserve Type                            Initial Reserve Deposit           Monthly Reserve Deposit
-------------------------------------------------------------------------------------------------------
Real Estate Taxes Reserve                      $144,423                         $28,884.67
-------------------------------------------------------------------------------------------------------
Insurance Reserve                               $13,166                          $1,462.92
-------------------------------------------------------------------------------------------------------
Replacement Reserve                               $0                             $1,547.00
-------------------------------------------------------------------------------------------------------
TI/LC Reserve                                   $30,000                             (1)
-------------------------------------------------------------------------------------------------------

(1) The monthly reserve deposit is $15,147 for months 1 to 12, $25,000 for months 13 to 24, $21,667 for months 25 to 36, $16,250 for months 37 to 96 and $15,147 for months 97 to 120. An additional $14.50/SF is payable in connection with any contractual or negotiated early lease termination, which is to be paid monthly from the date of notification to the date of termination. The TI/LC reserve is capped at $500,000.


MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

10. THE LEXMARK DISTRIBUTION CENTER MORTGAGE LOAN. General Characteristics of the Lexmark Distribution Center Mortgage Loan.

--------------------------------------------------------------------------------------------------------------------------
Cut-off Date Principal Balance:          $16,979,316             Property Type:                 Industrial
--------------------------------------------------------------------------------------------------------------------------
Loan Per Sq. Ft.:                        $22.25                  Sq. Ft.:                       762,776
--------------------------------------------------------------------------------------------------------------------------
% of Initial Mortgage Pool Balance:      1.87%                   Location:                      Seymour, Indiana
--------------------------------------------------------------------------------------------------------------------------
Originator:                              PMCC                    Year Built/Renovated:          1979/ 2000
--------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Rate:                  7.680%                  Appraised Value:               $25,400,000
--------------------------------------------------------------------------------------------------------------------------
Maturity Date:                           February 1, 2011        Appraisal Date:                January 1, 2001
--------------------------------------------------------------------------------------------------------------------------
ARD Loan:                                No                      Encumbered Interest:           Fee
--------------------------------------------------------------------------------------------------------------------------
Anticipated Repayment Date:              N/A                     Cut-off Date LTV Ratio:        66.85%
--------------------------------------------------------------------------------------------------------------------------
Amortization Term:                       300                     Maturity/ARD LTV Ratio:        54.75%
--------------------------------------------------------------------------------------------------------------------------
Interest Calculation:                    Actual/ 360             Occupancy Rate:                100%
--------------------------------------------------------------------------------------------------------------------------
Call Protection:                         L(28), D(88), O(4)      Occupancy Date:                January 12, 2000
--------------------------------------------------------------------------------------------------------------------------
Cross-Collateralization/Default:         No                      Property Manager:              CB Richard Ellis, Inc.(1)
--------------------------------------------------------------------------------------------------------------------------
Loan Purpose:                            Acquisition             Purchase Price:                $ 22,750,000
--------------------------------------------------------------------------------------------------------------------------
Single Asset/Portfolio:                  Single Asset            U/W DSCR:                      1.32x
--------------------------------------------------------------------------------------------------------------------------

(1) The sole tenant, Lexmark International, Inc., also employs a full-time facilities manager, who works closely with ownership and management in addressing any physical or safety needs at the Lexmark Distribution Center Property.

     THE LEXMARK DISTRIBUTION CENTER BORROWER AND SPONSOR. ACRE Seymour, LLC is the borrower under the Lexmark Distribution Center Mortgage Loan. It is a single purpose, bankruptcy remote limited liability company owned by Trinet Corporate Realty Trust, Inc., and controlled by iStar Financial, Inc, a Maryland based publicly traded REIT.

     THE LEXMARK DISTRIBUTION CENTER PROPERTY. The Lexmark Distribution Center Property is a 56.20 acre property located in Seymour, Jackson County, Indiana, approximately 60 miles south of Indianapolis. It is improved by a 762,776 square foot one-story industrial building, which was constructed in 1979, with subsequent additions made in 1984 and 2000. Approximately 24,000 square feet of the property is dedicated to office use while the remaining 738,776 square feet is warehouse/distribution space. The Lexmark Distribution Center Property is 100% leased to Lexmark International, Inc. Set forth below is information regarding the sole tenant at the Lexmark Distribution Center Property:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                          In-Place
                                                                       % of           In-Place           Annualized
                                      Lease                           Total          Annualized          Base Rent
         Tenant Name                Expiration      Tenant SF       Tenant SF         Base Rent          Per Sq. Ft.
--------------------------------------------------------------------------------------------------------------------------
Lexmark International, Inc. (1)     June 2010        762,776           100%           $2,917,480             $3.82
--------------------------------------------------------------------------------------------------------------------------

(1) Lexmark International, Inc. has the right to terminate its lease as of June 30, 2005, upon payment of a termination fee equal to the present value of all future rents payable from the effective termination date through June 30, 2010 ("Early Termination Fee") using a 7% discount rate, which fee is payable directly to the lender, to be disbursed in accordance with the terms of the related cash management agreement.

     LEASING RESERVE. If the sole tenant, Lexmark International, Inc., fails to exercise its five year extension option on or before September 1, 2008, or if the credit rating of Lexmark International, Inc. falls below BB- as rated by S&P, then the borrower under the Lexmark Distribution Center Mortgage Loan is required to deposit $25,000 monthly into a leasing reserve. Payments into this reserve will cease when the account balance reaches $1,590,000. The borrower under the Lexmark Distribution Center Mortgage Loan has the option to deposit a letter of credit with the lender in the amount of $1,590,000 in lieu of making those monthly payments.

     CASH MANAGEMENT/LOCKBOX. Upon the occurrence of the earlier of September 1, 2008, if Lexmark International, Inc. has failed to exercise its option to renew its lease, notice by Lexmark International, Inc. on or before May 31, 2005 that it intends to terminate its lease effective June 30, 2005, or an event of default, the borrower under the Lexmark Distribution Center Mortgage Loan must cause all rents from the Lexmark Distribution Center Property to be deposited into a rent account within one business day of receipt.



MERRILL LYNCH & CO                                     SALOMON SMITH BARNEY INC.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain cases assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document. Neither the underwriters, nor any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.